EXHIBIT 4.11
                                                                   ------------




                     --------------------------------------------



                             PP&L CAPITAL FUNDING, INC.,
                                        Issuer

                                         and

                                PP&L RESOURCES, INC.,
                                      Guarantor

                                          TO

                              THE CHASE MANHATTAN BANK,
                                       Trustee


                                     -----------


                                SUBORDINATED INDENTURE



                         Dated as of
                                    -------------------------



                     --------------------------------------------

                                  TABLE OF CONTENTS


          PARTIES . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

               ARTICLE ONE         Definitions and Other Provisions of
                                   General Application  . . . . . . . .   2
                    SECTION 101.   Definitions  . . . . . . . . . . . .   2
                         [Act . . . . . . . . . . . . . . . . . . . . .   2
                         [Additional Interest . . . . . . . . . . . .     2]
                         Affiliate  . . . . . . . . . . . . . . . . . .   2
                         Authenticating Agent . . . . . . . . . . . . .   2
                         Authorized Officer . . . . . . . . . . . . . .   2
                         Board of Directors . . . . . . . . . . . . . .   3
                         Board Resolution . . . . . . . . . . . . . . .   3
                         Business Day . . . . . . . . . . . . . . . . .   3
                         Commission . . . . . . . . . . . . . . . . . .   3
                         Company  . . . . . . . . . . . . . . . . . . .   3
                         Company Order or Company Request . . . . . . .   3
                         Corporate Trust Office . . . . . . . . . . . .   3
                         corporation  . . . . . . . . . . . . . . . . .   3
                         Defaulted Interest . . . . . . . . . . . . . .   3
                         [Discount Security . . . . . . . . . . . . .     3]
                         Dollar or $  . . . . . . . . . . . . . . . . .   3
                         [Eligible Obligations  . . . . . . . . . . .     4]
                         Event of Default . . . . . . . . . . . . . . .   4
                         Exchange Act . . . . . . . . . . . . . . . . .   4
                         Government Obligations . . . . . . . . . . . .   4
                         Guarantee  . . . . . . . . . . . . . . . . . .   4
                         Guarantor  . . . . . . . . . . . . . . . . . .   4
                         Guarantor Order or Guarantor Request . . . . .   4
                         Holder . . . . . . . . . . . . . . . . . . . .   4
                         Indenture  . . . . . . . . . . . . . . . . . .   4
                         [interest  . . . . . . . . . . . . . . . . .     5]
                         Interest Payment Date  . . . . . . . . . . . .   5
                         Maturity . . . . . . . . . . . . . . . . . . .   5
                         Notice of Default  . . . . . . . . . . . . . .   5
                         Officer's Certificate  . . . . . . . . . . . .   5
                         Opinion of Counsel . . . . . . . . . . . . . .   5
                         Outstanding  . . . . . . . . . . . . . . . . .   5
                         Paying Agent . . . . . . . . . . . . . . . . .   6
                         Periodic Offering  . . . . . . . . . . . . . .   6
                         Person . . . . . . . . . . . . . . . . . . . .   6
                         Place of Payment . . . . . . . . . . . . . . .   6
                         Predecessor Security . . . . . . . . . . . . .   7
                         [Preferred Securities  . . . . . . . . . . .     7]
                         Redemption Date  . . . . . . . . . . . . . . .   7
                         Redemption Price . . . . . . . . . . . . . . .   7
                         Regular Record Date  . . . . . . . . . . . . .   7
                         [Required Currency . . . . . . . . . . .  . .    7]
                         Responsible Officer  . . . . . . . . . . . . .   7

                         Securities . . . . . . . . . . . . . . . . . .   7
                         Securities Act . . . . . . . . . . . . . . . .   7
                         Security Register and Security Registrar . . .   7
                         Senior Indebtedness  . . . . . . . . . . . . .   7
                         Special Record Date  . . . . . . . . . . . . .   8
                         Stated Interest Rate . . . . . . . . . . . . .   8
                         Stated Maturity  . . . . . . . . . . . . . . .   8
                         Tranche  . . . . . . . . . . . . . . . . . . .   8
                         Trust  . . . . . . . . . . . . . . . . . . . .   8
                         Trust Agreement  . . . . . . . . . . . . . . .   8
                         Trustee  . . . . . . . . . . . . . . . . . . .   8
                         Trust Indenture Act  . . . . . . . . . . . . .   8
                         [Trust Securities Guarantee  . . . . . . . .     8]
                         United States  . . . . . . . . . . . . . . . .   9
                    SECTION 102.   Compliance Certificates and
                                   Opinions . . . . . . . . . . . . . .   9
                    SECTION 103.   Form of Documents Delivered to
                                   Trustee  . . . . . . . . . . . . . .   9
                    SECTION 104.   Acts of Holders  . . . . . . . . . .  10
                    SECTION 105.   Notices, Etc. to Trustee, Company
                                   or Guarantor . . . . . . . . . . . .  12
                    SECTION 106.   Notice to Holders of Securities;
                                   Waiver . . . . . . . . . . . . . . .  13
                    SECTION 107.   Conflict with Trust Indenture Act  .  14
                    SECTION 108.   Effect of Headings and Table of
                                   Contents . . . . . . . . . . . . . .  14
                    SECTION 109.   Successors and Assigns . . . . . . .  14
                    SECTION 110.   Separability Clause  . . . . . . . .  14
                    SECTION 111.   Benefits of Indenture  . . . . . . .  14
                    SECTION 112.   Governing Law  . . . . . . . . . . .  14
                    SECTION 113.   Legal Holidays . . . . . . . . . . .  14

               ARTICLE TWO         Security Forms . . . . . . . . . . .  15
                    SECTION 201.   Forms Generally  . . . . . . . . . .  15
                    SECTION 202.   Form of Trustee's Certificate of
                                   Authentication . . . . . . . . . . .  16

               ARTICLE THREE       The Securities . . . . . . . . . . .  16
                    SECTION 301.   Amount Unlimited; Issuable in
                                   Series . . . . . . . . . . . . . . .  16
                    SECTION 302.   Denominations  . . . . . . . . . . .  20
                    SECTION 303.   Execution, Authentication, Delivery
                                   and Dating . . . . . . . . . . . . .  20
                    SECTION 304.   Temporary Securities . . . . . . . .  22
                    SECTION 305.   Registration, Registration of
                                   Transfer and Exchange. . . . . . . .  23
                    SECTION 306.   Mutilated, Destroyed, Lost and
                                   Stolen Securities  . . . . . . . . .  24
                    SECTION 307.   Payment of Interest; Interest
                                   Rights Preserved . . . . . . . . . .  25
                    SECTION 308.   Persons Deemed Owners  . . . . . . .  26
                    SECTION 309.   Cancellation . . . . . . . . . . . .  26
                    SECTION 310.   Computation of Interest  . . . . . .  26
                    SECTION 311.   Payment to Be in Proper Currency . .  27
                   [SECTION 312.   Extension of Interest Payment. . . .  27
                   [SECTION 313.   Additional Interest. . . . . . . . .  27

               ARTICLE FOUR        Redemption of Securities . . . . . .  27
                    SECTION 401.   Applicability of Article . . . . . .  27
                    SECTION 402.   Election to Redeem; Notice to
                                   Trustee. . . . . . . . . . . . . . .  28
                    SECTION 403.   Selection of Securities to Be
                                   Redeemed . . . . . . . . . . . . . .  28

                    SECTION 404.   Notice of Redemption.  . . . . . . .  28
                    SECTION 405.   Securities Payable on Redemption
                                   Date . . . . . . . . . . . . . . . .  29
                    SECTION 406.   Securities Redeemed in Part  . . . .  30

               ARTICLE FIVE        Sinking Funds  . . . . . . . . . . .  30
                    SECTION 501.   Applicability of Article . . . . . .  30
                    SECTION 502.   Satisfaction of Sinking Fund
                                   Payments with Securities . . . . . .  30
                    SECTION 503.   Redemption of Securities for
                                   Sinking Fund . . . . . . . . . . . .  31

               ARTICLE SIX         Covenants  . . . . . . . . . . . . .  31
                    SECTION 601.   Payment of Principal, Premium and
                                   Interest . . . . . . . . . . . . . .  31
                    SECTION 602.   Maintenance of Office or Agency  . .  31
                    SECTION 603.   Money for Securities Payments to Be
                                   Held in Trust  . . . . . . . . . . .  32
                    SECTION 604.   Corporate Existence  . . . . . . . .  33
                    SECTION 605.   Annual Officer's Certificate . . . .  33
                    SECTION 606.   Waiver of Certain Covenants  . . . .  34
                    SECTION 607.   Restriction on Payment of
                    Dividends.  . . . . . . . . . . . . . . . . . . . .  34
                   [SECTION 608.   Maintenance of Trust Existence . . .  34]
                   [SECTION 609.   Rights of Holders of Preferred
                                   Securities . . . . . . . . . . . . .  35]

               ARTICLE SEVEN       Satisfaction and Discharge . . . . .  35
                    SECTION 701.   Satisfaction and Discharge of
                                   Securities . . . . . . . . . . . . .  35
                    SECTION 702.   Satisfaction and Discharge of
                                   Indenture  . . . . . . . . . . . . .  37
                    SECTION 703.   Application of Trust Money . . . . .  38

               ARTICLE EIGHT       Events of Default; Remedies  . . . .  38
                    SECTION 801.   Events of Default  . . . . . . . . .  39
                    SECTION 802.   Acceleration of Maturity;
                                   Rescission and Annulment . . . . . .  40
                    SECTION 803.   Collection of Indebtedness and
                                   Suits for Enforcement by Trustee . .  41
                    SECTION 804.   Trustee May File Proofs of Claim . .  41
                    SECTION 805.   Trustee May Enforce Claims Without
                                   Possession of Securities . . . . . .  42
                    SECTION 806.   Application of Money Collected . . .  42
                    SECTION 807.   Limitation on Suits  . . . . . . . .  42
                    SECTION 808.   Unconditional Right of Holders to
                                   Receive Principal, Premium and
                                   Interest . . . . . . . . . . . . . .  43
                    SECTION 809.   Restoration of Rights and Remedies .  43
                    SECTION 810.   Rights and Remedies Cumulative . . .  44
                    SECTION 811.   Delay or Omission Not Waiver . . . .  44
                    SECTION 812.   Control by Holders of Securities . .  44
                    SECTION 813.   Waiver of Past Defaults  . . . . . .  44
                    SECTION 814.   Undertaking for Costs  . . . . . . .  45
                    SECTION 815.   Waiver of Usury, Stay or Extension
                                   Laws . . . . . . . . . . . . . . . .  45

               ARTICLE NINE        The Trustee  . . . . . . . . . . . .  46
                    SECTION 901.   Certain Duties and
                                   Responsibilities . . . . . . . . . .  46
                    SECTION 902.   Notice of Defaults . . . . . . . . .  46
                    SECTION 903.   Certain Rights of Trustee  . . . . .  47
                    SECTION 904.   Not Responsible for Recitals or
                                   Issuance of Securities . . . . . . .  48
                    SECTION 905.   May Hold Securities  . . . . . . . .  48
                    SECTION 906.   Money Held in Trust  . . . . . . . .  48

                    SECTION 907.   Compensation and Reimbursement . . .  48
                    SECTION 908.   Disqualification; Conflicting
                                   Interests  . . . . . . . . . . . . .  49
                    SECTION 909.   Corporate Trustee Required;
                                   Eligibility  . . . . . . . . . . . .  49
                    SECTION 910.   Resignation and Removal;
                                   Appointment of Successor . . . . . .  50
                    SECTION 911.   Acceptance of Appointment by
                                   Successor  . . . . . . . . . . . . .  51
                    SECTION 912.   Merger, Conversion, Consolidation
                                   or Succession to Business. . . . . .  52
                    SECTION 913.   Preferential Collection of Claims
                                   Against Company  . . . . . . . . . .  52
                    SECTION 914.   Appointment of Authenticating
                                   Agent. . . . . . . . . . . . . . . .  53
                    SECTION 915.   Co-trustee and Separate Trustees.  .  55

               ARTICLE TEN         Holders' Lists and Reports by
                                   Trustee, Company and Guarantor . . .  55
                    SECTION 1001.  Lists of Holders.  . . . . . . . . .  55
                    SECTION 1002.  Reports by Trustee, Company and
                                   Guarantor. . . . . . . . . . . . . .  56

               ARTICLE ELEVEN      Consolidation, Merger, Conveyance, or
                                   Other Transfer . . . . . . . . . . .  56
                    SECTION 1101.  Company or Guarantor
                                   May Consolidate,
                                   Etc.,  Only on
                                   Certain Terms  . . . . . . . . . . .  56
                    SECTION 1102.  Successor Person Substituted . . . .  57
                    SECTION 1103.  Limitation.  . . . . . . . . . . . .  57

               ARTICLE TWELVE Supplemental Indentures . . . . . . . . .  57
                    SECTION 1201.  Supplemental Indentures Without
                                   Consent of Holders . . . . . . . . .  57
                    SECTION 1202.  Supplemental Indentures With
                                   Consent of Holders . . . . . . . . .  59
                    SECTION 1203.  Execution of Supplemental
                                   Indentures . . . . . . . . . . . . .  61
                    SECTION 1204.  Effect of Supplemental Indentures  .  61
                    SECTION 1205.  Conformity With Trust Indenture
                                   Act. . . . . . . . . . . . . . . . .  61
                    SECTION 1206.  Reference in Securities to
                                   Supplemental Indentures  . . . . . .  61
                    SECTION 1207.  Modification Without Supplemental
                                   Indenture  . . . . . . . . . . . . .  62

               ARTICLE THIRTEEN    Meetings of Holders; Action Without
                                   Meeting  . . . . . . . . . . . . . .  62
                    SECTION 1301.  Purposes for Which Meetings May Be
                                   Called . . . . . . . . . . . . . . .  62
                    SECTION 1302.  Call, Notice and Place of Meetings .  62
                    SECTION 1303.  Persons Entitled to Vote at
                                   Meetings . . . . . . . . . . . . . .  62
                    SECTION 1304.  Quorum; Action . . . . . . . . . . .  63
                    SECTION 1305.  Attendance at Meetings;
                                   Determination of Voting Rights;
                                   Conduct and Adjournment
                                   of Meetings  . . . . . . . . . . . .  64
                    SECTION 1306.  Counting Votes and Recording Action
                                   of Meetings  . . . . . . . . . . . .  65
                    SECTION 1307.  Action Without Meeting . . . . . . .  65

               ARTICLE FOURTEEN    Guarantee  . . . . . . . . . . . . .  65
                    SECTION 1401.  Guarantee. . . . . . . . . . . . . .  65
                    SECTION 1402   Guarantee Subordinate to Senior
                                   Indebtedness of the Guarantor. . . .  66
                    SECTION 1403.  Payment Over of Proceeds of
                                   Securities . . . . . . . . . . . . .  66
                    SECTION 1404.  Disputes with Holders of Certain
                                   Senior Indebtedness  . . . . . . . .  68
                    SECTION 1405.  Subrogation  . . . . . . . . . . . .  68
                    SECTION 1406.  Obligation of the Guarantor
                                   Unconditional  . . . . . . . . . . .  69
                    SECTION 1407.  Priority of Senior Indebtedness of
                                   the Guarantor Upon Maturity  . . . .  69
                    SECTION 1408.  Trustee as Holder of Senior
                                   Indebtedness of the Guarantor  . . .  69
                    SECTION 1409.  Notice to Trustee to Effectuate
                                   Subordination  . . . . . . . . . . .  69

                    SECTION 1410.  Modification, Extension, etc. of
                                   Senior Indebtedness of the Guarantor  70
                    SECTION 1411.  Trustee Has No Fiduciary Duty to
                                   Holders of Senior Indebtedness of
                                   the Guarantor  . . . . . . . . . . .  70
                    SECTION 1412.  Paying Agents Other Than the
                                   Trustee. . . . . . . . . . . . . . .  70
                    SECTION 1413.  Rights of Holders of Senior
                                   Indebtedness of the Guarantor Not
                                   Impaired . . . . . . . . . . . . . .  71
                    SECTION 1414.  Effect of Subordination Provisions;
                                   Termination  . . . . . . . . . . . .  71
                    SECTION 1415.  Execution and Delivery of
                                   Guarantee. . . . . . . . . . . . . .  71

               ARTICLE FIFTEEN     Subordination of Securities  . . . .  72
                    SECTION 1501.  Securities Subordinate to Senior
                                   Indebtedness of the Company. . . . .  72
                    SECTION 1502.  Payment Over of Proceeds of
                                   Securities . . . . . . . . . . . . .  72
                    SECTION 1503.  Disputes with Holders of Certain
                                   Senior Indebtedness of the Company .  74
                    SECTION 1504.  Subrogation  . . . . . . . . . . . .  74
                    SECTION 1505.  Obligation of the Company
                                   Unconditional  . . . . . . . . . . .  74
                    SECTION 1506.  Priority of Senior Indebtedness of
                                   the Company Upon Maturity  . . . . .  75
                    SECTION 1507.  Trustee as Holder of Senior
                                   Indebtedness of the Company  . . . .  75
                    SECTION 1508.  Notice to Trustee to Effectuate
                                   Subordination  . . . . . . . . . . .  75
                    SECTION 1509.  Modification, Extension, etc. of
                                   Senior Indebtedness of the Company .  75
                    SECTION 1510.  Trustee Has No Fiduciary Duty to
                                   Holders of Senior Indebtedness of
                                   the Company. . . . . . . . . . . . .  76
                    SECTION 1511.  Paying Agents Other Than the
                                   Trustee. . . . . . . . . . . . . . .  76
                    SECTION 1512.  Rights of Holders of Senior
                                   Indebtedness of the Company Not
                                   Impaired . . . . . . . . . . . . . .  76
                    SECTION 1513.  Effect of Subordination Provisions;
                                   Termination  . . . . . . . . . . . .  76

               ARTICLE SIXTEEN     Immunity of Incorporators,
                                   Stockholders, Officers and
                                   Directors  . . . . . . . . . . . . .  77
                    SECTION 1601.  Liability Solely Corporate . . . . .  77

          Testimonium . . . . . . . . . . . . . . . . . . . . . . . . .  77

          Signatures and Seals  . . . . . . . . . . . . . . . . . . . .  77

                              PP&L CAPITAL FUNDING, INC.

              Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of ________, 1999
                                                      --------

           Trust Indenture Act Section           Indenture Section

    Section 310 (a)(1) . . . . . . . . . .           909
                (a)(2) . . . . . . . . . .           909
                (a)(3) . . . . . . . . . .           915
                (a)(4) . . . . . . . . . .           Not Applicable
                (b)  . . . . . . . . . . .           908
                                                     910
    Section 311 (a)  . . . . . . . . . . .           913
                (b)  . . . . . . . . . . .           913
                (c)  . . . . . . . . . . .           Not Applicable
    Section 312 (a)  . . . . . . . . . . .           1001
                (b)  . . . . . . . . . . .           1001
                (c)  . . . . . . . . . . .           1001
    Section 313 (a)  . . . . . . . . . . .           1002
                (b)(1) . . . . . . . . . .           Not Applicable
                (b)(2) . . . . . . . . . .           1002
                (c)  . . . . . . . . . . .           1002
                (d)  . . . . . . . . . . .           1002
    Section 314 (a)  . . . . . . . . . . .           1002
                (a)(4) . . . . . . . . . .           605
                (b)  . . . . . . . . . . .           Not Applicable
                (c)(1) . . . . . . . . . .           102
                (c)(2) . . . . . . . . . .           102
                (c)(3) . . . . . . . . . .           Not Applicable
                (d)  . . . . . . . . . . .           Not Applicable
                (e)  . . . . . . . . . . .           102
    Section 315 (a)  . . . . . . . . . . .           901(a)
                (b)  . . . . . . . . . . .           902
                (c)  . . . . . . . . . . .           901(b)
                (d)  . . . . . . . . . . .           901(c)
                (d)(1) . . . . . . . . . .           901(a)(1), 901(c)(1)
                (d)(2) . . . . . . . . . .           901(c)(2)
                (d)(3) . . . . . . . . . .           901(c)(3)
                (e)  . . . . . . . . . . .           814
    Section 316 (a)  . . . . . . . . . . .           812
                                                     813
                (a)(1)(A)  . . . . . . . .           802
                                                     812
                (a)(1)(B)  . . . . . . . .           813
                (a)(2) . . . . . . . . . .           Not Applicable
                (b)  . . . . . . . . . . .           808
    Section 317 (a)(1) . . . . . . . . . .           803
                (a)(2) . . . . . . . . . .           804
                (b)  . . . . . . . . . . .           603
    Section 318 (a)  . . . . . . . . . . .           107

                    SUBORDINATED INDENTURE, dated as of
                                                        ----------------
          among PP&L CAPITAL FUNDING, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at Two North Ninth Street, Allentown, Pennsylvania 18101, PP&L RESOURCES, INC., a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania (herein called the "Guarantor"), having its principal office at Two North Ninth Street, Allentown, Pennsylvania 18101-1179, and The Chase Manhattan Bank, a New York banking corporation, having its principal corporate trust office at 450 West 33rd Street, 15th Floor, New York, New York 10001, as Trustee (herein called the "Trustee").

                                RECITAL OF THE COMPANY

                    The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as contemplated herein, with Guarantees endorsed thereon [, including, without limitation, Securities to be issued to evidence loans made to the Company or the Guarantor or their affiliates of the proceeds from the issuance from time to time by one or more Trusts (as defined below) of undivided beneficial ownership interests in the assets of such Trusts] and all acts necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been performed.

                               RECITAL OF THE GUARANTOR

                    The Guarantor has duly authorized the execution and delivery of this Indenture to provide for the Guarantee of the Securities provided for herein; and all acts necessary to make this Indenture a valid agreement of the Guarantor, in accordance with its terms, have been performed.

                    NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                    For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof (except as otherwise contemplated herein), as follows:

                                     ARTICLE ONE

               DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

          SECTION 101.  DEFINITIONS.

                    For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                         (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                         (b) all terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                         (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation;

                         (d) any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

                         (e) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                    Certain terms, used principally in Article Nine, are defined in that Article.

                    "ACT", when used with respect to any Holder of a Security, has the meaning specified in Section 104.

                    ["ADDITIONAL INTEREST" has the meaning specified in
          Section 313.]

                    "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "CONTROL" when used with respect to any specified Person means the power to direct generally the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

                    "AUTHENTICATING AGENT" means any Person or Persons authorized by the Trustee to act on behalf of the Trustee to authenticate the Securities of one or more series.

                    "AUTHORIZED OFFICER" means the Chairman of the Board, the President, any Vice President, the Treasurer, or any other Person duly authorized by the Company or the Guarantor, as the case requires, to act in respect of matters relating to this Indenture.

                    "BOARD OF DIRECTORS" means either the board of directors of the Company or the Guarantor, as the case requires, or any committee of that board duly authorized to act in respect of matters relating to this Indenture (including, in the case of the Guarantor, the finance committee of the board of directors of the Guarantor).

                    "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case requires, to have been duly adopted by the Board of Directors of the Company or the Guarantor, as the case requires, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                    "BUSINESS DAY", when used with respect to a Place of Payment or any other particular location specified in the Securities or this Indenture, means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in such Place of Payment or other location are generally authorized or required by law, regulation or executive order to remain closed, except as may be otherwise specified as contemplated by Section 301.

                    "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the date of execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body, if any, performing such duties at such time.

                    "COMPANY" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "COMPANY" shall mean such successor Person.

                    "COMPANY ORDER" or "COMPANY REQUEST" mean, respectively, a written order or request, as the case may be, signed in the name of the Company by an Authorized Officer and delivered to the Trustee.

                    "CORPORATE TRUST OFFICE" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 450 West 33rd Street, 15th Floor, New York, New York 10001.

                    "CORPORATION" means a corporation, association, company, joint stock company or business trust.

                    "DEFAULTED INTEREST" has the meaning specified in
          Section 307.

                    "[DISCOUNT SECURITY" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 802.]

                    "DOLLAR" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

                    "[ELIGIBLE OBLIGATIONS" means:

                         (a) with respect to Securities denominated in Dollars, Government Obligations; or

                         (b) with respect to Securities denominated in a currency other than Dollars or in a composite currency, such other obligations or instruments as shall be specified with respect to such Securities, as contemplated by Section 301.]

                    "EVENT OF DEFAULT" has the meaning specified in Section
          801.

                    "EXCHANGE ACT" means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time.

                    "GOVERNMENT OBLIGATIONS" means securities which are (a)
          (i) direct obligations of the United States where the payment or payments thereunder are supported by the full faith and credit of the United States or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States where the timely payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by the United States or (b) depository receipts issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of or other amount with respect to any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of or other amount with respect to the Government Obligation evidenced by such depository receipt.

                    "GUARANTEE" means any guarantee of the Guarantor endorsed on a Security authenticated and delivered pursuant to this Indenture and shall include the guarantee set forth in
          Section 1401.

                    "GUARANTOR" means the Person named as "Guarantor" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall include such successor Person.

                    "GUARANTOR ORDER" or "GUARANTOR REQUEST" mean, respectively, a written order or request, as the case may be, signed in the name of the Guarantor by an Authorized Officer of the Guarantor and delivered to the Trustee.

                    "HOLDER" means a Person in whose name a Security is registered in the Security Register.

                    "INDENTURE" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Indenture and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

                    "[INTEREST", when used with respect to a Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.]

                    "INTEREST PAYMENT DATE", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                    "MATURITY", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as provided in such Security or in this Indenture, whether at the Stated Maturity, by declaration of acceleration, upon call for redemption or otherwise.

                    "NOTICE OF DEFAULT" means a written notice of the kind specified in Section 801(c).

                    "OFFICER'S CERTIFICATE" means a certificate signed by an Authorized Officer of the Company or the Guarantor, as the case requires, and delivered to the Trustee.

                    "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Company or the Guarantor, and who shall be acceptable to the Trustee.

                    "OUTSTANDING", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                         (a) Securities theretofore canceled or delivered to the Trustee for cancellation;

                         (b) Securities deemed to have been paid for all purposes of this Indenture in accordance with Section 701 (whether or not the Company's indebtedness in respect thereof shall be satisfied and discharged for any other purpose); and

                         (c)  Securities which have been paid pursuant to
                    Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it and the Company that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

          provided, however, that in determining whether or not the Holders of the requisite principal amount of the Securities Outstanding under this Indenture, or the Outstanding Securities of any series or Tranche, have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether or not a quorum is present at a meeting of Holders of Securities,

                         (x) Securities owned by the Company or any other
                    obligor upon the Securities or any Affiliate of the Company or of such other obligor (unless the Company, such Affiliate or such obligor owns all Securities Outstanding under this Indenture, or all Outstanding Securities of each such series and each such Tranche, as the case may be, determined without regard to this clause (x)) shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which the Trustee knows to be so owned shall be so disregarded; provided, however, that Securities so owned which have been pledged in good faith may be regarded as Outstanding if it is established to the reasonable satisfaction of the Trustee that the pledgee, and not the Company, or any such other obligor or Affiliate of either thereof, has the right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor;

                         [(y) the principal amount of a Discount Security
                    that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 802; and]

                         [(z) the principal amount of any Security which is
                    denominated in a currency other than Dollars or in a composite currency that shall be deemed to be Outstanding for such purposes shall be the amount of Dollars which could have been purchased by the principal amount (or, in the case of a Discount Security, the Dollar equivalent on the date determined as set forth below of the amount determined as provided in (y) above) of such currency or composite currency evidenced by such Security, in each such case certified to the Trustee in an Officer's Certificate, based (i) on the average of the mean of the buying and selling spot rates quoted by three banks which are members of the New York Clearing House Association selected by the
                    Company in effect at 11:00 A.  M.   (New York time) in
                    The City of New York on the fifth Business Day preceding any such determination or (ii) if on such fifth Business Day it shall not be possible or practicable to obtain such quotations from such three banks, on such other quotations or alternative methods of determination which shall be as consistent as practicable with the method set forth in (i) above;]

          provided, further, that in the case of any Security the principal of which is payable from time to time without presentment or surrender, the principal amount of such Security that shall be deemed to be Outstanding at any time for all purposes of this Indenture shall be the original principal amount thereof less the aggregate amount of principal thereof theretofore paid.

                    "PAYING AGENT" means any Person, including the Company or the Guarantor, authorized by the Company to pay the principal of, and premium, if any, or interest, if any, on any Securities on behalf of the Company or the Guarantor.

                    "PERIODIC OFFERING" means an offering of Securities of a series from time to time any or all of the specific terms of which Securities, including without limitation the rate or rates of interest, if any, thereon, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents from time to time subsequent to the initial request for the authentication and delivery of such Securities by the Trustee, as contemplated in Section 301 and clause (b) of Section 303.

                    "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, trust or unincorporated organization or any government or any political subdivision, instrumentality or agency thereof.

                    "PLACE OF PAYMENT", when used with respect to the Securities of any series, or Tranche thereof, means the place or places, specified as contemplated by Section 301, at which, subject to Section 602, principal of and premium, if any, and interest, if any, on the Securities of such series or Tranche are payable.

                    "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                    ["PREFERRED SECURITIES" means any preferred trust interests issued by a Trust or similar securities issued by permitted successors to such Trust in accordance with the Trust Agreement pertaining to such Trust.]

                    "REDEMPTION DATE", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                    "REDEMPTION PRICE", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                    "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

                    "[REQUIRED CURRENCY" has the meaning specified in
          Section 311.]

                    "RESPONSIBLE OFFICER", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                    "SECURITIES" has the meaning stated in the first recital of this Indenture and more particularly means any securities authenticated and delivered under this Indenture.

                    "SECURITIES ACT" means the Securities Act of 1933, and the rules and regulations promulgated thereunder, as amended from time to time.

                    "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 305.

                    ["SENIOR INDEBTEDNESS]", when used with respect to the Company or the Guarantor, means all obligations (other than non-recourse obligations and the indebtedness issued under this Indenture) of, or guaranteed or assumed by, the Company or the Guarantor, as the case may be, for borrowed money, including both senior and subordinated indebtedness for borrowed money (other than the Securities), or for the payment of money relating to any lease which is capitalized on the consolidated balance sheet of the Company or the Guarantor, as the case may be, and its subsidiaries in accordance with generally accepted accounting principles as in effect from time to time, or evidenced by bonds, debentures, notes or other similar instruments, and in each case, amendments, renewals, extensions, modifications and refundings of any such indebtedness or obligations, whether existing as of the date of this Indenture or subsequently incurred by the Company or the Guarantor, as the case may be, unless, in the case of any particular indebtedness, renewal, extension or refunding, the instrument creating or evidencing the same or the assumption or guarantee of the same expressly provides that such indebtedness, renewal, extension or refunding is not superior in right of payment to or is pari passu with the Securities or the Guarantees, as the case may be; provided that the Guarantor's obligations under the Trust Securities Guarantee shall not be deemed to be Senior Indebtedness of the Guarantor.]

                    "SPECIAL RECORD DATE" for the payment of any Defaulted Interest on the Securities of any series means a date fixed by the Trustee pursuant to Section 307.

                    "STATED INTEREST RATE" means a rate (whether fixed or variable) at which an obligation by its terms is stated to bear simple interest. Any calculation or other determination to be made under this Indenture by reference to the Stated Interest Rate on a Security shall be made without regard to the effective interest cost to the Company of such Security and without regard to the Stated Interest Rate on, or the effective cost to the Company of, any other indebtedness the Company's obligations in respect of which are evidenced or secured in whole or in part by such Security.

                    "STATED MATURITY", when used with respect to any Security or any obligation or any installment of principal thereof or interest thereon, means the date on which the principal of such obligation or such installment of principal or interest is stated to be due and payable (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension).

                    "TRANCHE" means a group of Securities which (a) are of the same series and (b) have identical terms except as to principal amount and/or date of issuance.

                    ["TRUST" means PP&L Capital Funding Trust I, a statutory business trust formed under the laws of the State of Delaware, or any other trust designated pursuant to Section 301 hereof or any permitted successor under the Trust Agreement pertaining to such Trust.]

                    ["TRUST AGREEMENT" means the Amended and Restated Trust Agreement, dated as of ______, ____, relating to PP&L Capital Funding Trust I, or an Amended and Restated Trust Agreement relating to a Trust designated pursuant to Section 301 hereof, in each case, among PP&L Resources Inc., as Depositor and Guarantor, the trustees named therein and the several holders referred to therein, as such agreement or agreements, as the case may be, may be amended from time to time.]

                    "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

                    "TRUST INDENTURE ACT" means, as of any time, the Trust Indenture Act of 1939 as in force at such time.

                    ["TRUST SECURITIES GUARANTEE" means the Trust
          Securities Guarantee Agreement delivered from the Guarantor, for the benefit of the holders of Preferred Securities issued by such Trust.]

                    "UNITED STATES" means the United States of America, its territories, its possessions and other areas subject to its jurisdiction.

          SECTION 102.  COMPLIANCE CERTIFICATES AND OPINIONS.

                    Except as otherwise expressly provided in this Indenture, upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company and the Guarantor shall each furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                    Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                         (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                         (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                         (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                         (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          SECTION 103.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

                    (a) Any Officer's Certificate may be based (without further examination or investigation), insofar as it relates to or is dependent upon legal matters, upon an opinion of, or representations by, counsel, unless, in any case, such officer has actual knowledge that the certificate or opinion or representations with respect to the matters upon which such Officer's Certificate may be based as aforesaid are erroneous.

                    Any Opinion of Counsel may be based (without further examination or investigation), insofar as it relates to or is dependent upon factual matters, information with respect to which is in the possession of the Company or the Guarantor, upon a certificate of, or representations by, an officer or officers of the Company or the Guarantor, as the case may be, unless such counsel has actual knowledge that the certificate or opinion or representations with respect to the matters upon which his opinion may be based as aforesaid are erroneous. In addition, any Opinion of Counsel may be based (without further examination or investigation), insofar as it relates to or is dependent upon matters covered in an Opinion of Counsel rendered by other counsel, upon such other Opinion of Counsel, unless such counsel has actual knowledge that the Opinion of Counsel rendered by such other counsel with respect to the matters upon which his Opinion of Counsel may be based as aforesaid are erroneous. If, in order to render any Opinion of Counsel provided for herein, the signer thereof shall deem it necessary that additional facts or matters be stated in any Officer's Certificate provided for herein, then such certificate may state all such additional facts or matters as the signer of such Opinion of Counsel may request.

                    (b) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Where (i) any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, or (ii) two or more Persons are each required to make, give or execute any such application, request, consent, certificate, statement, opinion or other instrument, any such applications, requests, consents, certificates, statements, opinions or other instruments may, but need not, be consolidated and form one instrument.

                    (c) Whenever, subsequent to the receipt by the Trustee of any Board Resolution, Officer's Certificate, Opinion of Counsel or other document or instrument, a clerical, typographical or other inadvertent or unintentional error or omission shall be discovered therein, a new document or instrument may be substituted therefor in corrected form with the same force and effect as if originally filed in the corrected form and, irrespective of the date or dates of the actual execution and/or delivery thereof, such substitute document or instrument shall be deemed to have been executed and/or delivered as of the date or dates required with respect to the document or instrument for which it is substituted. Anything in this Indenture to the contrary notwithstanding, if any such corrective document or instrument indicates that action has been taken by or at the request of the Company which could not have been taken had the original document or instrument not contained such error or omission, the action so taken shall not be invalidated or otherwise rendered ineffective but shall be and remain in full force and effect, except to the extent that such action was a result of willful misconduct or bad faith. Without limiting the generality of the foregoing, any Securities issued under the authority of such defective document or instrument shall nevertheless be the valid obligations of the Company entitled to the benefits of this Indenture equally and ratably with all other Outstanding Securities, except as aforesaid.

          SECTION 104.  ACTS OF HOLDERS.

                    (a) Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of Article Thirteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company and the Guarantor. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 901) conclusive in favor of the Trustee, the Company and the Guarantor, if made in the manner provided in this Section. The record of any meeting of Holders shall be proved in the manner provided in
          Section 1306.

                    (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof or may be proved in any other manner which the Trustee and the Company deem sufficient. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

                    (c) The ownership, principal amount (except as otherwise contemplated in clause (y) of the first proviso to the definition of Outstanding) and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

                    (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of a Holder shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

                    (e) Until such time as written instruments shall have been delivered to the Trustee with respect to the requisite percentage of principal amount of Securities for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of a Holder may be revoked with respect to any or all of such Securities by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

                    (f) Securities of any series, or any Tranche thereof, authenticated and delivered after any Act of Holders may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders. If the Company shall so determine, new Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to such action may be prepared and executed by the Company and the Guarantor and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche.

                    (g) Each of the Company and the Guarantor may, at its option, by Company Order or Guarantor Order, as appropriate, fix in advance a record date for the determination of Holders entitled to give any request, demand, authorization, direction, notice, consent, waiver or other Act solicited by the Company, but neither the Company nor the Guarantor shall have any obligation to do so; provided, however, that neither the Company nor the Guarantor may fix a record date for the giving or making of any notice, declaration, request or direction referred to in the next sentence. In addition, the Trustee may, at its option, fix in advance a record date for the determination of Holders entitled to join in the giving or making of any Notice of Default, any declaration of acceleration referred to in Section 802, any request to institute proceedings referred to in Section 807 or any direction referred to in Section 812. If any such record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act, or such notice, declaration, request or direction, may be given before or after such record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining (i) whether Holders of the requisite proportion of the Outstanding Securities have authorized or agreed or consented to such Act (and for that purpose the Outstanding Securities shall be computed as of the record date) and/or (ii) which Holders may revoke any such Act (notwithstanding subsection (e) of this Section ); and any such Act, given as aforesaid, shall be effective whether or not the Holders which authorized or agreed or consented to such Act remain Holders after such record date and whether or not the Securities held by such Holders remain Outstanding after such record date.

          SECTION 105.  NOTICES, ETC.   TO TRUSTEE, COMPANY OR GUARANTOR.

                    Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Trustee by any Holder or by the Company or the Guarantor, or the Company or the Guarantor by the Trustee or by any Holder, shall be sufficient for every purpose hereunder (unless otherwise expressly provided herein) if in writing and delivered personally to an officer or other responsible employee of the addressee, or transmitted by facsimile transmission, telex or other direct written electronic means to such telephone number or other electronic communications address set forth for such party below or such other address as the parties hereto shall from time to time designate, or transmitted by registered mail, charges prepaid, to the applicable address set forth for such party below or to such other address as any party hereto may from time to time designate:

                    If to the Trustee, to:

                    The Chase Manhattan Bank
                    450 West 33rd Street
                    15th Floor
                    New York, New York 10001

                    Attention:  Capital Markets Fiduciary Services
                    Telephone:
                    Telecopy:

                    If to the Company, to:

                    PP&L Capital Funding, Inc.
                    Two North Ninth Street
                    Allentown, Pennsylvania  18101-1179

                    Attention: Treasurer
                    Telephone:(610) 774-5987
                    Telecopy: (610) 774-5106

                    With a copy to:

                    PP&L Resources, Inc.
                    Two North Ninth Street
                    Allentown, Pennsylvania 18109-1179

                    Attention: Treasurer
                    Telephone: (610) 774-5987
                    Telecopy:(610) 774-5106

                    If to the Guarantor, to:

                    PP&L Resources, Inc.
                    Two North Ninth Street
                    Allentown, Pennsylvania 18109-1179

                    Attention: Treasurer
                    Telephone: (610) 774-5987
                    Telecopy: (610) 774-5106

                    Any communication contemplated herein shall be deemed to have been made, given, furnished and filed if personally delivered, on the date of delivery, if transmitted by facsimile transmission, telex or other direct written electronic means, on the date of transmission, and if transmitted by registered mail, on the date of receipt.

          SECTION 106.  NOTICE TO HOLDERS OF SECURITIES; WAIVER.

                    Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given, and shall be deemed given, to Holders if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such Notice.

                    In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

                    Any notice required by this Indenture may be waived in writing by the Person entitled to receive such notice, either before or after the event otherwise to be specified therein, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          SECTION 107.  CONFLICT WITH TRUST INDENTURE ACT.

                    If any provision of this Indenture limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Indenture by, or is otherwise governed by, any provision of the Trust Indenture Act, such other provision shall control; and if any provision hereof otherwise conflicts with the Trust Indenture Act, the Trust Indenture Act shall control.

          SECTION 108.  EFFECT OF HEADINGS AND TABLE OF CONTENTS.

                    The Article and Section headings in this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 109.  SUCCESSORS AND ASSIGNS.

                    All covenants and agreements in this Indenture by the Company or the Guarantor shall bind its successors and assigns, whether so expressed or not.

          SECTION 110.  SEPARABILITY CLAUSE.

                    In case any provision in this Indenture or the Securities or the Guarantees shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 111.  BENEFITS OF INDENTURE.

                    Nothing in this Indenture, the Securities or the Guarantees, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder, the Holders and, so long as notice described in Section [1413] or Section [1512] hereof has not been given to the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture [, provided, however, that for so long as any Preferred Securities remain outstanding, the holders of such Preferred Securities, subject to certain limitations set forth in this Indenture, may enforce the Company's and the Guarantor's obligations hereunder, directly against the Company or the Guarantor, as the case may be, as third party beneficiaries of this Indenture without proceeding against the Trust issuing such Preferred Securities].

          SECTION 112.  GOVERNING LAW.

                    This Indenture, the Securities and the Guarantees shall be governed by and construed in accordance with the law of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act shall be applicable.

          SECTION 113.  LEGAL HOLIDAYS.

                    In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities other than a provision in Securities of any series, or any Tranche thereof, or in the indenture supplemental hereto, Board Resolution or Officer's Certificate which establishes the terms of the Securities of such series or Tranche, which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal and premium, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment [, except that if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case] with the same force and effect as if made on the Interest Payment Date, Redemption Date, or Stated Maturity, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day.


                                     ARTICLE TWO

                                    Security Forms

          SECTION 201.  FORMS GENERALLY.

                    The definitive Securities of each series and the Guarantees to be endorsed thereon as contemplated by Article Fourteen shall be in substantially the form or forms thereof established in the indenture supplemental hereto establishing such series or in a Board Resolution establishing such series, or in an Officer's Certificate pursuant to such a supplemental indenture or Board Resolution, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities or Guarantees endorsed thereon, as the case may be, as evidenced by their execution thereof. If the form or forms of Securities of any series or Guarantees endorsed thereon are established in a Board Resolution or in an Officer's Certificate pursuant to a Board Resolution, such Board Resolution and Officer's Certificate, if any, shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

                    Unless otherwise specified as contemplated by Section 301 or 1201(g), the Securities of each series shall be issuable in registered form without coupons. The definitive Securities and Guarantees endorsed thereon shall be produced in such manner as shall be determined by the officers executing such Securities or Guarantees, as evidenced by their execution thereof.

          SECTION 202.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

                    The Trustee's certificate of authentication shall be in substantially the form set forth below:

                         This is one of the Securities of the series
                    designated therein referred to in the within-mentioned Indenture.


                                        ________________________,
                                        as Trustee



                                        By:
                                            -----------------------------
                                             Authorized Officer


                                    ARTICLE THREE

                                    THE SECURITIES

          SECTION 301.  AMOUNT UNLIMITED; ISSUABLE IN SERIES.

                    The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited [; provided, however, that all Securities shall be issued to a Trust to evidence loans by a Trust of the proceeds of the issuance of Preferred Securities of such Trust plus the amount or amounts deposited by the Company or the Guarantor with such trust from time to time.]

                    The Securities may be issued in one or more series. Subject to the last paragraph of this Section, prior to the authentication and delivery of Securities of any series there shall be established by specification in a supplemental indenture or in a Board Resolution of the Company or in an Officer's Certificate of the Company (which need not, comply with Section
          102) pursuant to a supplemental indenture or a Board Resolution:

                         (a) the title of the Securities of such series (which shall distinguish the Securities of such series from Securities of all other series);

                         (b) any limit upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to
                    Section 304, 305, 306, 406 or 1206 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

                         (c)  the Person or Persons (without specific
                    identification) to whom any interest on Securities of such series, or any Tranche thereof, shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                         (d) the date or dates on which the principal of the Securities of such series or any Tranche thereof, is payable or any formulary or other method or other means by which such date or dates shall be determined, by reference to an index or other fact or event ascertainable outside of this Indenture or otherwise (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension);

                         (e) the rate or rates at which the Securities of such series, or any Tranche thereof, shall bear interest, if any (including the rate or rates at which overdue principal shall bear interest after Maturity if different from the rate or rates at which such Securities shall bear interest prior to Maturity, and, if applicable, the rate or rates at which overdue premium or interest shall bear interest, if any), or any formulary or other method or other means by which such rate or rates shall be determined by reference to an index or other fact or event ascertainable outside of this Indenture or otherwise, the date or dates from which such interest shall accrue; the Interest Payment Dates and the Regular Record Dates, if any, for the interest payable on such Securities on any Interest Payment Date; [the right of the Company, if any, to extend the interest payment periods and the duration of any such extension as contemplated by Section 312;] and the basis of computation of interest, if other than as provided in Section 310;

                         (f) the place or places at which or methods (if other than as provided elsewhere in this Indenture) by which (i) the principal of and premium, if any, and interest, if any, on Securities of such series, or any Tranche thereof, shall be payable, (ii) registration of transfer of Securities of such series, or any Tranche thereof, may be effected, (iii) exchanges of Securities of such series, or any Tranche thereof, may be effected and (iv) notices and demands to or upon the Company in respect of the Securities of such series, or any Tranche thereof, and this Indenture may be served; the Security Registrar and any Paying Agent or Agents for such series or Tranche; and if such is the case, that the principal of such Securities shall be payable without presentment or surrender thereof;

                         (g) the period or periods within which, or the date or dates on which, the price or prices at which and the terms and conditions upon which the Securities of such series, or any Tranche thereof, may be redeemed, in whole or in part, at the option of the Company and any restrictions on such redemptions;

                         (h) the obligation, if any, of the Company to redeem or purchase or repay the Securities of such series, or any Tranche thereof, pursuant to any sinking fund or other mandatory redemption provisions or at the option of a Holder thereof and the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which such Securities shall be redeemed or purchased or repaid, in whole or in part, pursuant to such obligation and applicable exceptions to the requirements of Section 404 in the case of mandatory redemption or redemption or repayment at the option of the Holder;

                         (i) the denominations in which Securities of such series, or any Tranche thereof, shall be issuable if other than denominations of $[25] and any integral multiple thereof;

                         (j) if the principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made and the manner in which the amount of such coin or currency payable is to be determined;

                         (k)  the currency or currencies, including
                    composite currencies, in which payment of the principal of and premium, if any, and interest, if any, on the Securities of such series, or any Tranche thereof, shall be payable (if other than Dollars) and the manner in which the equivalent of the principal amount thereof in Dollars is to be determined for any purpose, including for the purpose of determining the principal amount deemed to be Outstanding at any time;

                         (l) if the principal of or premium, if any, or interest on the Securities of such series, or any Tranche thereof, are to be payable, or are to be payable at the election of the Company or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the formulary or other method or other means by which such amount shall be determined, and the period or periods within which, and the terms and conditions upon which, any such election may be made;

                         (m) if the amount payable in respect of principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, may be determined with reference to an index or other fact or event ascertainable outside this Indenture, the manner in which such amounts shall be determined to the extent not established pursuant to clause (e) of this paragraph;

                         (n) if other than the entire principal amount thereof, the portion of the principal amount of Securities of such series, or any Tranche thereof, which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 802;

                         (o) any Events of Default, in addition to those specified in Section 801, or any exceptions to those specified in Section 801, with respect to the Securities of such series, and any covenants of the Company or the Guarantor for the benefit of the Holders of the Securities of such series, or any Tranche thereof, in addition to those set forth in Article Six, or any exceptions to those set forth in Article Six;

                         (p) the terms, if any, pursuant to which the Securities of such series, or any Tranche thereof, may be converted into or exchanged for shares of capital stock or other securities of the Company or any other Person;

                         (q) the obligations or instruments, if any, which shall be considered to be Eligible Obligations in respect of the Securities of such series, or any Tranche thereof, denominated in a currency other than Dollars or in a composite currency, and any provisions for satisfaction and discharge of Securities of any series, in addition to those set forth in Section 701, or any exceptions to those set forth in Section 701;

                         (r) if the Securities of such series, or any Tranche thereof, are to be issued in global form, (i) any limitations on the rights of the Holder or Holders of such Securities to transfer or exchange the same or to obtain the registration of transfer thereof, (ii) any limitations on the rights of the Holder or Holders thereof to obtain certificates therefor in definitive form in lieu of global form and (iii) any other matters incidental to such Securities;

                         (s) if the Securities of such series, or any Tranche thereof, are to be issuable as bearer securities, any and all matters incidental thereto which are not specifically addressed in a supplemental indenture as contemplated by clause (g) of Section 1201;

                         (t) to the extent not established pursuant to clause (r) of this paragraph, any limitations on the rights of the Holders of the Securities of such Series, or any Tranche thereof, to transfer or exchange such Securities or to obtain the registration of transfer thereof; and if a service charge will be made for the registration of transfer or exchange of Securities of such series, or any Tranche thereof, the amount or terms thereof;

                         (u) any exceptions to Section 113, or variation in the definition of Business Day, with respect to the Securities of such series, or any Tranche thereof;

                         (v) any terms of the Guarantees with respect to the Securities of such series, or any Tranche thereof, in addition to those set forth in Section 1401, or any exceptions to those set forth in Section 1401; and

                         [(w) the designation of the Trust to which
                    Securities of such series are to be issued;]

                         (x) any other terms of the Securities of such series, or any Tranche thereof.

                    With respect to Securities of a series subject to a Periodic Offering, the indenture supplemental hereto or the Board Resolution which establishes such series, or the Officer's Certificate pursuant to such supplemental indenture or Board Resolution, as the case may be, may provide general terms or parameters for Securities of such series and provide either that the specific terms of Securities of such series, or any Tranche thereof, shall be specified in a Company Order or that such terms shall be determined by the Company or its agents in accordance with procedures specified in a Company Order as contemplated in clause (b) of Section 303.

                         [All Securities of any one series shall be substantially identical, except as to principal amount and date of issue and except as may be set forth in the terms of such series as contemplated above.] The Securities of each series shall be subordinated in right of payment to Senior Indebtedness of the Company as provided in Article Fifteen. The Guarantees relating to such Securities shall be subordinated in right of payment to Senior Indebtedness of the Guarantor as provided in Article Fourteen.

                    Unless otherwise provided with respect to a series of Securities as contemplated in Section 301(b), the aggregate principal amount of a series of Securities may be increased and additional Securities of such series may be issued up to the maximum aggregate principal amount authorized with respect to such series as increased.

          SECTION 302.  DENOMINATIONS.

                    Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, or any Tranche thereof, the Securities of each series shall be issuable in denominations of $[25] and any integral multiple thereof.

          SECTION 303.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

                    Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities or any Tranche thereof, the Securities shall be executed on behalf of the Company by an Authorized Officer of the Company, and may have the corporate seal of the Company affixed thereto or reproduced thereon attested by its Secretary, one of its Assistant Secretaries or any other Authorized Officer. The signature of any or all of these officers on the Securities may be manual or facsimile.

                    A Security bearing the manual or facsimile signature of an individual who was at the time of execution an Authorized Officer of the Company shall bind the Company, notwithstanding that any such individual has ceased to be an Authorized Officer prior to the authentication and delivery of the Security or did not hold such office at the date of such Security.

                    Unless otherwise provided as contemplated by Section 301, with respect to any series of Securities or any Tranche thereof, Guarantees to be endorsed on any Securities shall be executed and delivered in accordance with the provisions of
          Section 1402.

                    The Trustee shall authenticate and deliver Securities of a series, with the Guarantees endorsed thereon, for original issue, at one time or from time to time in accordance with the Company Order referred to below, upon receipt by the Trustee of:

                    (a) the instrument or instruments establishing the form or forms and terms of the Securities of such series and the Guarantees to be endorsed thereon, as provided in Sections 201 and 301;

                    (b) a Company Order requesting the authentication and delivery of such Securities, with the Guarantees endorsed thereon, and, to the extent that the terms of such Securities and Guarantees shall not have been established in an indenture supplemental hereto or in a Board Resolution, or in an Officer's Certificate pursuant to a supplemental indenture or Board Resolution, all as contemplated by Sections 201 and 301, either (i) establishing such terms or
               (ii) in the case of Securities of a series subject to a Periodic Offering, specifying procedures, acceptable to the Trustee, by which such terms are to be established (which procedures may provide, to the extent acceptable to the Trustee, for authentication and delivery pursuant to oral or electronic instructions from the Company or any agent or agents thereof, which oral instructions are to be promptly confirmed electronically or in writing), in either case in accordance with the instrument or instruments delivered pursuant to clause (a) above;

                    (c) A Guarantor Order approving the terms and delivery of the Guarantees to be endorsed on such Securities as contemplated by the Company Order delivered pursuant to clause (b) above;

                    (d) Securities of such series, each executed on behalf of the Company by an Authorized Officer of the Company and having a Guarantee endorsed thereon executed on behalf of the Guarantor by an Authorized Officer of the Guarantor;

                    (e)  an Opinion of Counsel to the effect that:

                    (i) (A) the forms of such Securities have been duly authorized by the Company, (B) the forms of such Guarantees have been duly authorized by the Guarantor, and (C) the forms of the Securities and the Guarantees have been established in conformity with the provisions of this Indenture;

                    (ii) (A) the terms of such Securities have been duly
               authorized by the Company, (B) the terms of such Guarantees have been duly authorized by the Guarantor and (C) the terms of the Securities and the Guarantees have been established in conformity with the provisions of this Indenture; and

                    (iii) such Securities and the Guarantees endorsed thereon, when authenticated and delivered by the Trustee and issued and delivered by the Company and the Guarantor in the manner and subject to any conditions specified in such Opinion of Counsel, will have been duly issued under this Indenture and will constitute valid and legally binding obligations of the Company and the Guarantor, respectively, entitled to the benefits provided by this Indenture, and enforceable in accordance with their terms, subject, as to enforcement, to laws relating to or affecting generally the enforcement of creditors' rights, including, without limitation, bankruptcy and insolvency laws and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity as at law);

          provided, however, that, with respect to Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication and delivery of Securities of such series, and the Guarantees endorsed thereon, and that in lieu of the opinions described in clauses (ii) and (iii) above such Opinion of Counsel may, alternatively, state, respectively,

                    (x) that, when the terms of such Securities and the Guarantees to be endorsed thereon shall have been established pursuant to a Company Order or Orders and, if applicable, a Guarantor Order or Orders or pursuant to such procedures as may be specified from time to time by a Company Order or Orders, and, if applicable, a Guarantor Order or Orders all as contemplated by and in accordance with the instrument or instruments delivered pursuant to clause (a) above, such terms will have been duly authorized by the Company and the Guarantor, respectively, and will have been established in conformity with the provisions of this Indenture; and

                    (y) that such Securities, and the Guarantees endorsed thereon, when (1) executed by the Company or the Guarantor, as the case may be, (2) authenticated and delivered by the Trustee in accordance with this Indenture, (3) issued and delivered by the Company and the Guarantor and (4) paid for, all as contemplated by and in accordance with the aforesaid Company Order or Orders and, if applicable, a Guarantor Order or Orders or specified procedures, as the case may be, will have been duly issued under this Indenture and will constitute valid and legally binding obligations of the Company and the Guarantor, respectively, entitled to the benefits provided by the Indenture, and enforceable in accordance with their terms, subject, as to enforcement, to laws relating to or affecting generally the enforcement of creditors' rights, including, without limitation, bankruptcy and insolvency laws and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                    With respect to Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company and the Guarantor of any of such Securities and Guarantees, the forms and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and other documents delivered pursuant to Sections 201 and 301 and this Section, as applicable, at or prior to the time of the first authentication of Securities of such series, with the Guarantees endorsed thereon, unless and until such opinion or other documents have been superseded or revoked or expire by their terms. In connection with the authentication and delivery of Securities of a series, with Guarantees endorsed thereon, pursuant to a Periodic Offering, the Trustee shall be entitled to assume that the Company's instructions to authenticate and deliver such Securities, and the Guarantor's approval of the delivery of the Guarantees thereon, do not violate any applicable law or any applicable rule, regulation or order of any governmental agency or commission having jurisdiction over the Company or the Guarantor.

                    If the forms or terms of the Securities of any series have been established by or pursuant to a Board Resolution or an Officer's Certificate as permitted by Sections 201 or 301, the Trustee shall not be required to authenticate such Securities if the issuance of such Securities pursuant to this Indenture will adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                    Except as otherwise specified as contemplated by
          Section 301 with respect to any series of securities, or any Tranche thereof, each Security, and any Guarantee endorsed thereon, shall each be dated the date of its authentication.

                    Except as otherwise specified as contemplated by
          Section 301 with respect to any series of Securities, or any Tranche thereof, no Security or Guarantee endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or its agent by manual signature of an authorized officer thereof, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security or Guarantee endorsed thereon has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder to the Company, or any Person acting on its behalf, but shall never have been issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security (including any Guarantee endorsed thereon) shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits hereof.

          SECTION 304.  TEMPORARY SECURITIES.

                    Pending the preparation of definitive Securities of any series, or any Tranche thereof, the Company may execute, and upon Company Order and a Guarantor Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, having

          Guarantees endorsed thereon, with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities or Guarantees may determine, as evidenced by their execution of such Securities or Guarantees; provided, however, that temporary Securities need not recite specific redemption, sinking fund, conversion or exchange provisions.

                    If temporary Securities of any series or Tranche are issued, the Company shall cause definitive Securities of such series or Tranche to be prepared without unreasonable delay. After the preparation of definitive Securities of such series or Tranche, the temporary Securities of such series or Tranche shall be exchangeable for definitive Securities of such series or Tranche, with the definitive Guarantees of the Guarantor endorsed thereon, upon surrender of the temporary Securities of such series or Tranche at the office or agency of the Company maintained pursuant to Section 602 in a Place of Payment for such series or Tranche, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series or Tranche, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor definitive Securities of the same series or Tranche, of authorized denominations and of like tenor and aggregate principal amount, with the definitive Guarantees of the Guarantor endorsed thereon.

                    Until exchanged in full as hereinabove provided, temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and Tranche and of like tenor authenticated and delivered hereunder.

          SECTION 305.  REGISTRATION, REGISTRATION OF TRANSFER AND
          EXCHANGE.

                    The Company shall cause to be kept in one of the offices or agencies designated pursuant to Section 602, with respect to the Securities of each series or any Tranche thereof, a register (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities of such series or Tranche and the registration of transfer thereof. The Company shall designate one Person to maintain the Security Register for the Securities of each series, and such Person is referred to herein, with respect to such series, as the "Security Registrar. Anything herein to the contrary notwithstanding, the Company may designate one or more of its offices or an office of any Affiliate (including the Guarantor) as an office in which a register with respect to the Securities of one or more series, or any Tranche or Tranches thereof, shall be maintained, and the Company may designate itself or any Affiliate (including the Guarantor) as the Security Registrar with respect to one or more of such series. The Security Register shall be open for inspection by the Trustee and the Company at all reasonable times.

                    Except as otherwise specified as contemplated by
          Section 301 with respect to the Securities of any series, or any Tranche thereof, upon surrender for registration of transfer of any Security of such series or Tranche at the office or agency of the Company maintained pursuant to Section 602 in a Place of Payment for such series or Tranche, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount, with the Guarantees of the Guarantor endorsed thereon.

                    Except as otherwise specified as contemplated by
          Section 301 with respect to the Securities of any series, or any Tranche thereof, any Security of such series or Tranche may be exchanged at the option of the Holder for one or more new Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities, with the Guarantees of the Guarantor endorsed thereon, which the Holder making the exchange is entitled to receive.

                    All Securities and Guarantees delivered upon any registration of transfer or exchange of Securities and the Guarantees endorsed thereon shall be valid obligations of the Company and the Guarantor, respectively, evidencing the same obligation, and entitled to the same benefits under this Indenture, as the Securities and Guarantees surrendered upon such registration of transfer or exchange.

                    Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Guarantor, or the Trustee) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company, the Guarantor and the Trustee, duly executed by the Holder thereof or his attorney duly authorized in writing.

                    Unless otherwise specified as contemplated by Section 301, with respect to Securities of any series, or any Tranche thereof, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 406 or 1206 not involving any transfer.

                    The Company shall not be required to execute or to provide for the registration of transfer of or the exchange of
          (a) Securities of any series, or any Tranche thereof, during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Securities of such series or Tranche called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          SECTION 306.  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

                    If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and Tranche, and of like tenor and principal amount, having a Guarantee of the Guarantor endorsed thereon and bearing a number not contemporaneously outstanding.

                    If there shall be delivered to the Company, the Guarantor and the Trustee (a) evidence to their satisfaction of the ownership of and the destruction, loss or theft of any Security and (b) such security or indemnity as may be reasonably required by them to save each of them and any agent of any of them harmless, then, in the absence of notice to the Company, the Guarantor or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and Tranche, and of like tenor and principal amount, having a Guarantee of the Guarantor endorsed thereon and bearing a number not contemporaneously outstanding.

                    Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company or the Guarantor in its discretion may, instead of issuing a new Security, pay such Security.

                    Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) in connection therewith.

                    Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security and any Guarantee endorsed thereon shall constitute an original additional contractual obligation of the Company and the Guarantor, respectively, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone other than the Holder of such new security, and any such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series duly issued hereunder, and the Guarantees endorsed on such Securities.

                    The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          SECTION 307.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

                     Unless otherwise provided as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                    [Subject to Section 312,] any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the related Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company or the Guarantor, at its election in each case, as provided in clause (a) or (b) below:

                    (a) The Company or the Guarantor may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a date (a "Special Record Date") for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company or the Guarantor shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company or the Guarantor, as the case may be, shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company and the Guarantor of such Special Record Date and, in the name and at the expense of the Company or the Guarantor, shall promptly cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date.

                    (b) The Company or the Guarantor may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company or the Guarantor to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                    Subject to the foregoing provisions of this Section and
          Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          SECTION 308.  PERSONS DEEMED OWNERS.

                    Prior to due presentment of a Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name such Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections 305 and 307) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Guarantor, the Trustee or any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.

          SECTION 309.  CANCELLATION.

                    All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, if not theretofore canceled, shall be promptly canceled by the Trustee. The Company or the Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or the Guarantor may have acquired in any manner whatsoever or which the Company shall not have issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with the Trustee's customary procedures, and the Trustee shall promptly deliver a certificate of disposition to the Company unless, by a Company Order, the Company shall direct that canceled Securities be returned to it.

          SECTION 310.  COMPUTATION OF INTEREST.

                    Except as otherwise specified as contemplated by
          Section 301 for Securities of any series, or Tranche thereof, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and with respect to any period less than a full calendar month, on the basis of the actual number of days elapsed during such period.

          SECTION 311.  PAYMENT TO BE IN PROPER CURRENCY.

                    In the case of any Security denominated in any currency other than Dollars or in a composite currency (the "Required Currency"), except as otherwise specified with respect to such Security as contemplated by Section 301, the obligation of the Company or the Guarantor to make any payment of the principal thereof, or the premium or interest thereon, shall not be discharged or satisfied by any tender by the Company or the Guarantor, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company and the Guarantor, the Company and the Guarantor shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor except in the case of its negligence or willful misconduct. The Company and the Guarantor hereby waive any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of Required Currency then due and payable.

          [SECTION 312.  EXTENSION OF INTEREST PAYMENT.

               The Company shall have the right at any time, so long as no Event of Default hereunder has occurred and is continuing with respect to the Securities of any series, to extend interest payment periods from time to time on all Securities of such series, if so specified as contemplated by Section 301 with respect to such Securities and upon such terms as may be specified as contemplated by Section 301 with respect to such Securities.]

          [SECTION 313.  ADDITIONAL INTEREST.

                    So long as any Preferred Securities remain outstanding, if the Trust which issued such Preferred Securities shall be required to pay, with respect to its income derived from the interest payments on the Securities of any series, any amounts for or on account of any taxes, duties, assessments or governmental charges of whatever nature imposed by the United States, or any other taxing authority, then, in any such case, the Company will pay as interest on such series such additional interest ("Additional Interest") as may be necessary in order that the net amounts received and retained by such Trust after the payment of such taxes, duties, assessments or governmental charges shall result in such Trust's having such funds as it would have had in the absence of any such payments.]

                                     ARTICLE FOUR

                               REDEMPTION OF SECURITIES

          SECTION 401.  APPLICABILITY OF ARTICLE.

                    Securities of any series, or any Tranche thereof, which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of such series or Tranche) in accordance with this Article.

           SECTION 402.  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

                    The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or an Officer's Certificate. The Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee [and in the case of Securities of a series held by a Trust, the Property Trustee under the related Trust Agreement] in writing of such Redemption Date and of the principal amount of such Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company and the Guarantor shall each furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction or condition.

          SECTION 403.  SELECTION OF SECURITIES TO BE REDEEMED.

                    If less than all the Securities of any series, or any Tranche thereof, are to be redeemed, the particular Securities to be redeemed shall be selected by the Trustee from the Outstanding Securities of such series or Tranche not previously called for redemption, by such method as shall be provided for such particular series or Tranche, or in the absence of any such provision, by such method of random selection as the Trustee shall deem fair and appropriate and which may, in any case, provide for the selection for redemption of portions (equal to any authorized denomination for Securities of such series or Tranche) of the principal amount of Securities of such series or Tranche of a denomination larger than the minimum authorized denomination for Securities of such series or Tranche; provided, however, that if, as indicated in an Officer's Certificate, the Company shall have offered to purchase all or any principal amount of the Securities then Outstanding of any series, or any Tranche thereof, and less than all of such Securities as to which such offer was made shall have been tendered to the Company for such purchase, the Trustee, if so directed by Company Order, shall select for redemption all or any principal amount of such Securities which have not been so tendered.

                    The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected to be redeemed in part, the principal amount thereof to be redeemed.

                    For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

          SECTION 404.  NOTICE OF REDEMPTION.

                    Notice of redemption shall be given in the manner provided in Section 106 to the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

                    All notices of redemption shall state:

                         (a)  the Redemption Date,

                         (b)  the Redemption Price,

                         (c) if less than all the Securities of any series or Tranche are to be redeemed, the identification of the particular Securities to be redeemed and the portion of the principal amount of any Security to be redeemed in part,

                         (d) that on the Redemption Date the Redemption Price, together with accrued interest, if any, to the Redemption Date, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                         (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any, unless it shall have been specified as contemplated by Section 301 with respect to such Securities that such surrender shall not be required,

                         (f) that the redemption is for a sinking or other fund, if such is the case, and

                         (g) such other matters as the Company shall deem desirable or appropriate.

                    Unless otherwise specified with respect to any Securities in accordance with Section 301, with respect to any notice of redemption of Securities at the election of the Company, unless, upon the giving of such notice, such Securities shall be deemed to have been paid in accordance with Section 701, such notice may state that such redemption shall be conditional upon the receipt by the Paying Agent or Agents for such Securities, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such Securities and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made.

                    Notice of redemption of Securities to be redeemed at the election of the Company, and any notice of non-satisfaction of a condition for redemption as aforesaid, shall be given by the Company or, on Company Request, by the Trustee in the name and at the expense of the Company.

          SECTION 405.  SECURITIES PAYABLE ON REDEMPTION DATE.

                    Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Securities or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Securities or portions thereof, if interest-bearing, shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security or portion thereof shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that no such surrender shall be a condition to such payment if so specified as contemplated by Section 301 with respect to such Security; and provided, further, that except as otherwise specified as contemplated by Section 301 with respect to such Security, any installment of interest on any Security the Stated Maturity of which installment is on or prior to the Redemption Date shall be payable to the Holder of such Security, or one or more Predecessor Securities, registered as such at the close of business on the related Regular Record Date according to the terms of such Security and subject to the provisions of Sections 305 and 307.

          SECTION 406.  SECURITIES REDEEMED IN PART.

                    Upon the surrender of any Security which is to be redeemed only in part at a Place of Payment therefor (with, if the Company, the Guarantor or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Guarantor and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities of the same series and Tranche, of any authorized denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered, with the Guarantee of the Guarantor endorsed thereon.


                                     ARTICLE FIVE

                                    SINKING FUNDS

          SECTION 501.  APPLICABILITY OF ARTICLE.

                    The provisions of this Article shall be applicable to any sinking fund for the retirement of the Securities of any series, or any Tranche thereof, except as otherwise specified as contemplated by Section 301 for Securities of such series or Tranche.

                    The minimum amount of any sinking fund payment provided for by the terms of Securities of any series, or any Tranche thereof, is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series, or any Tranche thereof, is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, or any Tranche thereof, the cash amount of any sinking fund payment may be subject to reduction as provided in Section
          502. Each sinking fund payment shall be applied to the redemption of Securities of the series or Tranche in respect of which it was made as provided for by the terms of such Securities.

          SECTION 502.  SATISFACTION OF SINKING FUND PAYMENTS WITH
          SECURITIES.

                    The Company (a) may deliver to the Trustee Outstanding Securities (other than any previously called for redemption) of a series or Tranche in respect of which a mandatory sinking fund payment is to be made and (b) may apply as a credit Securities of such series or Tranche which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of such mandatory sinking fund payment; provided, however, that no Securities shall be applied in satisfaction of a mandatory sinking fund payment if such Securities shall have been previously so applied. Securities so applied shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

          SECTION 503.  REDEMPTION OF SECURITIES FOR SINKING FUND.

                    Not less than 45 days prior to each sinking fund payment date for the Securities of any series, or any Tranche thereof, the Company shall deliver to the Trustee an Officer's Certificate specifying:

                    (a) the amount of the next succeeding mandatory sinking fund payment for such series or Tranche;

                    (b) the amount, if any, of the optional sinking fund payment to be made together with such mandatory sinking fund payment;

                    (c)  the aggregate sinking fund payment;

                    (d) the portion, if any, of such aggregate sinking fund payment which is to be satisfied by the payment of cash;

                    (e) the portion, if any, of such aggregate sinking fund payment which is to be satisfied by delivering and crediting Securities of such series or Tranche pursuant to
               Section 502 and stating the basis for such credit and that such Securities have not previously been so credited, and the Company shall also deliver to the Trustee any Securities to be so delivered. If the Company shall not deliver such Officer's Certificate, the next succeeding sinking fund payment for such series or Tranche shall be made entirely in cash in the amount of the mandatory sinking fund payment. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 403 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 404. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 405 and 406.


                                     ARTICLE SIX

                                      COVENANTS

          SECTION 601.  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

                    The Company shall pay the principal of and premium, if any, and interest, if any [(including Additional Interest)], on the Securities of each series in accordance with the terms of such Securities and this Indenture.

          SECTION 602.  MAINTENANCE OF OFFICE OR AGENCY.

                    The Company and the Guarantor shall maintain in each Place of Payment for the Securities of each series, or any Tranche thereof, an office or agency where payment of such Securities shall be made or surrendered for payment, where registration of transfer or exchange of such Securities may be effected and where notices and demands to or upon the Company or the Guarantor in respect of such Securities and this Indenture may be served. The Company and the Guarantor shall give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency and prompt notice to the Holders of any such change in the manner specified in Section
          106. If at any time the Company or the Guarantor shall fail to maintain any such required office or agency in respect of Securities of any series, or any Tranche thereof, or shall fail to furnish the Trustee with the address thereof, payment of such Securities may be made, registration of transfer or exchange thereof may be effected and notices and demands in respect thereby may be served at the Corporate Trust Office of the Trustee, and each of the Company and the Guarantor hereby appoint the Trustee as its agent for all such purposes in any such event.

                    The Company or the Guarantor may also from time to time designate one or more other offices or agencies with respect to the Securities of one or more series, or any Tranche thereof, for any or all of the foregoing purposes and may from time to time rescind such designations; provided, however, that, unless otherwise specified as contemplated by Section 301 with respect to the Securities of such series or Tranche, no such designation or rescission shall in any manner relieve the Company or the Guarantor of its obligation to maintain an office or agency for such purposes in each Place of Payment for such Securities in accordance with the requirements set forth above. The Company and the Guarantor shall give prompt written notice to the Trustee, and prompt notice to the Holders in the manner specified in Section 106, of any such designation or rescission and of any change in the location of any such other office or agency.

                    Anything herein to the contrary notwithstanding, any office or agency required by this Section may be maintained at an office of the Company or the Guarantor or any Affiliate of either of them, in which event the Company, the Guarantor or such Affiliate, as the case may be, shall perform all functions to be performed at such office or agency.

          SECTION 603.  MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

                    If the Company shall at any time act as its own Paying Agent with respect to the Securities of any series, or any Tranche thereof, it shall, on or before each due date of the principal of and premium, if any, or interest, if any, on any of such Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and shall promptly notify the Trustee of its action or failure so to act.

                    Whenever the Company shall have one or more Paying Agents for the Securities of any series, or any Tranche thereof, it shall, prior to each due date of the principal of and premium, if any, or interest, if any, on such Securities, deposit with such Paying Agents sums sufficient (without duplication) to pay the principal and premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of its action or failure so to act.

                    The Company shall cause each Paying Agent for the Securities of any series, or any Tranche thereof, other than the Company or the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

                    (a) hold all sums held by it for the payment of the principal of and premium, if any, or interest, if any, on Securities of such series or Tranche in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                    (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of principal of and premium, if any, or interest, if any, on the Securities of such series or Tranche; and

                    (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                    The Company may at any time pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent and, if as stated in a Company Order delivered to the Trustee, in accordance with the provisions of Article Seven; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                    Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and premium, if any, or interest, if any, on any Security and remaining unclaimed for two years after such principal and premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or, if then held by the Company, shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company and the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment to the Company, may at the expense of the Company, either (a) cause to be mailed, on one occasion only, notice to such Holder that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be paid to the Company or (b) cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the Company.

          SECTION 604.  CORPORATE EXISTENCE.

                    Subject to the rights of the Company and the Guarantor under Article Eleven, each of the Company and the Guarantor shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

          SECTION 605.  ANNUAL OFFICER'S CERTIFICATE

                    Not later than ________ in each year, commencing ________, ____, each of the Company and the Guarantor shall deliver to the Trustee an Officer's Certificate which need not comply with Section 102, executed by its principal executive officer, principal financial officer or principal accounting officer, as to such officer's knowledge of such obligor's compliance with all conditions and covenants under this Indenture, such compliance to be determined without regard to any period of grace or requirement of notice under this Indenture.

          SECTION 606.  WAIVER OF CERTAIN COVENANTS.

                    The Company may omit in any particular instance to comply with any term, provision or condition set forth in

                    (a) any covenant or restriction specified with respect to the Securities of any series, or any Tranche thereof, as contemplated by Section 301 or by Section 1201(b), if before the time for such compliance the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches with respect to which compliance with such covenant or restriction is to be omitted, considered as one class, shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition; and

                    (b) Section 1101(b), if before the time for such compliance the Holders of a majority in principal amount of Securities Outstanding under this Indenture shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition;

          but, in either case, no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect [; provided, however, so long as a Trust holds Securities of any series, such Trust may not waive compliance or waive any default in compliance by the Company with any covenant or other term contained in this Indenture or the Securities of such series without the approval of the holders of at least a majority in aggregate liquidation preference of the outstanding Preferred Securities issued by such Trust affected, obtained as provided in the Trust Agreement pertaining to such Trust.]

          SECTION 607.  RESTRICTION ON PAYMENT OF DIVIDENDS.

                    So long as any Preferred Securities of any series remain outstanding, if at such time (a) the Guarantor shall be in default with respect to its payment obligations under the Trust Securities Guarantee relating to such Preferred Securities, (b) there shall have occurred and be continuing an Event of Default (whether before or after expiration of any period of grace) resulting from a payment default hereunder or (c) the Company shall have elected to extend any interest payment period as provided in Section 311, and any such period, or any extension thereof, shall be continuing, then the Guarantor shall not (i) declare or pay any dividends or distributions on its capital stock, other than dividends paid in shares of capital stock of the Guarantor, or (ii) redeem, purchase, acquire or make a liquidation payment with respect to any of the Guarantor's capital stock, or (iii) pay any principal, interest or premium on, or repay, repurchase or redeem any debt securities that are equal or junior in right of payment with the Guarantees, or (iv) make any payments with respect to any guarantee of debt securities by the Guarantor if such guarantee is equal or junior in right of payment to the Guarantees (other than payments under the Guarantee or the Trust Securities Guarantee relating to such Preferred Securities).

          [SECTION 608.  MAINTENANCE OF TRUST EXISTENCE.

                    So long as Preferred Securities of any series remain outstanding, the Company shall (i) maintain direct or indirect ownership of all interests in the Trust which issued such Preferred Securities, other than such Preferred Securities, (ii) not voluntarily (to the extent permitted by law) dissolve, liquidate or wind up such Trust, except in connection with a distribution of the Securities to the holders of the Preferred

          Securities in liquidation of such Trust, (iii) remain the sole Depositor under the Trust Agreement (the "Depositor") of such Trust and timely perform in all material respects all of its duties as Depositor of such Trust, and (iv) use reasonable efforts to cause such Trust to remain a business trust and otherwise continue to be treated as a grantor trust for Federal income tax purposes, provided that any permitted successor to the Guarantor or the Company under this Indenture may succeed to the Guarantor's or the Company's duties as Depositor of such Trust; and provided further that the Guarantor or the Company may permit such Trust to consolidate or merge with or into another business trust or other permitted successor under the Trust Agreement pertaining to such Trust so long as the Guarantor agrees to comply with this Section 609 with respect to such successor business trust or other permitted successor.]

          [SECTION 609.  RIGHTS OF HOLDERS OF PREFERRED SECURITIES.

                    The Company agrees that, for so long as any Preferred Securities remain outstanding, its obligations under this Indenture will also be for the benefit of the holders from time to time of Preferred Securities, and the Company acknowledges and agrees that such holders will be entitled to enforce this Indenture, as third party beneficiaries, directly against the Company to the same extent as if such holders of Preferred Securities held a principal amount of Securities equal to the stated liquidation amount of the Preferred Securities held by such holders.]


                                    ARTICLE SEVEN

                              SATISFACTION AND DISCHARGE

          SECTION 701.  SATISFACTION AND DISCHARGE OF SECURITIES.

                    Any Security or Securities, or any portion of the principal amount thereof, shall be deemed to have been paid for all purposes of this Indenture, and the entire indebtedness of the Company and the Guarantor in respect thereof shall be satisfied and discharged, if there shall have been irrevocably deposited with the Trustee or any Paying Agent (other than the Company or the Guarantor), in trust:

                    (a)  money in an amount which shall be sufficient, or

                    (b) in the case of a deposit made prior to the Maturity of such Securities or portions thereof, Eligible Obligations, which shall not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, the principal of and the interest on which when due, without any regard to reinvestment thereof, will provide moneys which, together with the money, if any, deposited with or held by the Trustee or such Paying Agent, shall be sufficient, or

                    (c) a combination of (a) or (b) which shall be sufficient,

          to pay when due the principal of and premium, if any, and interest [(including any Additional Interest)], if any, due and to become due on such Securities or portions thereof; provided, however, that in the case of the provision for payment or redemption of less than all the Securities of any series or Tranche, such Securities or portions thereof shall have been selected by the Trustee as provided herein and, in the case of a redemption, the notice requisite to the validity of such redemption shall have been given or irrevocable authority shall have been given by the Company to the Trustee to give such notice, under arrangements satisfactory to the Trustee; and provided, further, that the Company shall have delivered to the Trustee and such Paying Agent:

                    (x) if such deposit shall have been made prior to the Maturity of such Securities, a Company Order stating that the money and Eligible Obligations deposited in accordance with this Section shall be held in trust, as provided in
               Section 603;

                    (y) if Eligible Obligations shall have been deposited, an Opinion of Counsel to the effect that such obligations constitute Eligible Obligations and do not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, and an opinion of an independent public accountant of nationally recognized standing, selected by the Company, to the effect that the other requirements set forth in clause (b) and (c) above have been satisfied; and

                    (z) if such deposit shall have been made prior to the Maturity of such Securities, an Officer's Certificate stating the Company's intention that, upon delivery of such Officer's Certificate, its indebtedness in respect of such Securities or portions thereof will have been satisfied and discharged as contemplated in this Section.

                    Upon the deposit of money or Eligible Obligations, or both, in accordance with this Section, together with the documents required by clauses (x), (y) and (z) above, the Trustee shall, upon Company Request, acknowledge in writing that such Securities or portions thereof are deemed to have been paid for all purposes of this Indenture and that the entire indebtedness of the Company in respect thereof has been satisfied and discharged as contemplated in this Section. In the event that all of the conditions set forth in the preceding paragraph shall have been satisfied in respect of any Securities or portions thereof except that, for any reason, the Officer's Certificate specified in clause (z) (if otherwise required) shall not have been delivered, such Securities or portions thereof shall nevertheless be deemed to have been paid for all purposes of this Indenture, and the Holders of such Securities or portions thereof shall nevertheless be no longer entitled to the benefits provided by this Indenture or of any of the covenants of the Company under Article Six (except the covenants contained in Sections 602 and 603) or any other covenants made in respect of such Securities or portions thereof as contemplated by Section 301 or Section 1201(b), but the indebtedness of the Company in respect of such Securities or portions thereof shall not be deemed to have been satisfied and discharged prior to Maturity for any other purpose; and, upon Company Request, the Trustee shall acknowledge in writing that such Securities or portions thereof are deemed to have been paid for all purposes of this Indenture.

                    If payment at Stated Maturity of less than all of the Securities of any series, or any Tranche thereof, is to be provided for in the manner and with the effect provided in this Section, the Trustee shall select such Securities, or portions of principal amount thereof, in the manner specified by Section 403 for selection for redemption of less than all the Securities of a series or Tranche.

                    In the event that Securities which shall be deemed to have been paid for purposes of this Indenture, and, if such is the case, in respect of which the Company's indebtedness shall have been satisfied and discharged, all as provided in this Section, do not mature and are not to be redeemed within the sixty (60) day period commencing with the date of the deposit of moneys or Eligible Obligations, as aforesaid, the Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Securities, to the Holders of such Securities to the effect that such deposit has been made and the effect thereof.

                    Notwithstanding that any Securities shall be deemed to have been paid for purposes of this Indenture, as aforesaid, the obligations of the Company, the Guarantor and the Trustee in respect of such Securities under Sections 304, 305, 306, 404, 602, 603, 907 and 914 and this Article shall survive.

                    The Company shall pay, and shall indemnify the Trustee or any Paying Agent with which Eligible Obligations shall have been deposited as provided in this Section against, any tax, fee or other charge imposed on or assessed against such Eligible Obligations or the principal or interest received in respect of such Eligible Obligations, including, but not limited to, any such tax payable by any entity deemed, for tax purposes, to have been created as a result of such deposit.

                    Anything herein to the contrary notwithstanding, (a) if, at any time after a Security would be deemed to have been paid for purposes of this Indenture, and, if such is the case, the Company's indebtedness in respect thereof would be deemed to have been satisfied and discharged, pursuant to this Section (without regard to the provisions of this paragraph), the Trustee or any Paying Agent, as the case may be, (i) shall be required to return the money or Eligible Obligations, or combination thereof, deposited with it as aforesaid to the Company or its representative under any applicable Federal or State bankruptcy, insolvency or other similar law, or (ii) are unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, such Security shall thereupon be deemed retroactively not to have been paid and any satisfaction and discharge of the Company's indebtedness in respect thereof shall retroactively be deemed not to have been effected, and such Security shall be deemed to remain Outstanding and (b) any satisfaction and discharge of the Company's indebtedness in respect of any Security shall be subject to the provisions of the last paragraph of Section 603.

          SECTION 702.  SATISFACTION AND DISCHARGE OF INDENTURE.

                    This Indenture shall upon Company Request cease to be of further effect (except as hereinafter expressly provided), and the Trustee, at the expense of the Company, shall execute such instruments as the Company shall reasonably request to evidence and acknowledge the satisfaction and discharge of this Indenture, when:

                    (a)  no Securities remain Outstanding hereunder; and

                    (b) the Company or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Company or the Guarantor;

          provided, however, that if, in accordance with the last paragraph of Section 701, any Security, previously deemed to have been paid for purposes of this Indenture, shall be deemed retroactively not to have been so paid, this Indenture shall thereupon be deemed retroactively not to have been satisfied and discharged, as aforesaid, and to remain in full force and effect, and the Company shall execute and deliver such instruments as the Trustee shall reasonably request to evidence and acknowledge the same.

                    Notwithstanding the satisfaction and discharge of this Indenture as aforesaid, the obligations of the Company, the Guarantor and the Trustee under Sections 304, 305, 306, 404, 602, 603, 907 and 914 and this Article shall survive.

                    Upon satisfaction and discharge of this Indenture as provided in this Section, the Trustee shall turn over to the

          Company any and all money, securities and other property then held by the Trustee for the benefit of the Holders of the Securities (other than money and Eligible Obligations held by the Trustee pursuant to Section 703) and shall execute and deliver to the Company and the Guarantor such instruments as, in the judgment of the Company and the Guarantor, shall be necessary, desirable or appropriate to effect or evidence the satisfaction and discharge of this Indenture.

          SECTION 703.  APPLICATION OF TRUST MONEY.

                    Neither the Eligible Obligations nor the money deposited pursuant to Section 701, nor the principal or interest payments on any such Eligible Obligations, shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and premium, if any, and interest, if any, on the Securities or portions of principal amount thereof in respect of which such deposit was made, all subject, however, to the provisions of Section 603; provided, however, that any cash received from such principal or interest payments on such Eligible Obligations, if not then needed for such purpose, shall, to the extent practicable and upon Company Request and delivery to the Trustee of the documents referred to in clause (y) in the first paragraph of Section 701, be invested in Eligible Obligations of the type described in clause (b) in the first paragraph of Section 701 maturing at such times and in such amounts as shall be sufficient, together with any other moneys and the proceeds of any other Eligible Obligations then held by the Trustee, to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof on and prior to the Maturity thereof, and interest earned from such reinvestment shall be paid over to the Company as received, free and clear of any trust, lien or pledge under this Indenture (except the lien provided by Section 907); and provided, further, that any moneys held in accordance with this Section on the Maturity of all such Securities in excess of the amount required to pay the principal of and premium, if any, and interest, if any, then due on such Securities shall be paid over to the Company free and clear of any trust, lien or pledge under this Indenture (except the lien provided by Section 907); and provided, further, that if an Event of Default shall have occurred and be continuing, moneys to be paid over to the Company pursuant to this Section shall be held until such Event of Default shall have been waived or cured.


                                    ARTICLE EIGHT

                             EVENTS OF DEFAULT; REMEDIES

          SECTION 801.  EVENTS OF DEFAULT.

                    "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events:

                    (a) default in the payment of any interest [, including any Additional Interest,] on any Security of such series when it becomes due and payable [(whether or not payment is prohibited by the provisions of Article Fifteen or the subordination provisions of Article Fourteen hereof)] and continuance of such default for a period of 30 days; [provided, however, that a valid extension of the interest payment period by the Company as contemplated in Section 312 of this Indenture shall not constitute a default in the payment of interest for this purpose;] or

                    (b) default in the payment of the principal of or premium, if any, on any Security of such series when it becomes due and payable [(whether or not payment is prohibited by the provisions of Article Fifteen or the subordination provisions of Article Fourteen hereof)]; or

                    (c) default in the performance of, or breach of, any covenant or warranty of the Company or the Guarantor in this Indenture (other than a covenant or warranty a default in the performance of which or breach of which is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of one or more series of Securities other than such series) and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee, or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, unless the Trustee, or the Trustee and the Holders of a principal amount of Securities of such series not less than the principal amount of Securities the Holders of which gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the Holders of such principal amount of Securities of such series, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is initiated by the Company or the Guarantor within such period and is being diligently pursued; or

                    (d) except as provided by the terms hereof, the Securities of such series and the Guarantees endorsed thereon, the cessation of effectiveness of the Guarantee endorsed on a Security of such series or the finding by any judicial proceeding that the Guarantee endorsed on a Security of such series is unenforceable or invalid or the denial or disaffirmation by the Guarantor of its obligations under the Guarantee endorsed on a Security of such series; or

                    (e) the entry by a court having jurisdiction in the premises of (1) a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (2) a decree or order adjudging the Company or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition by one or more Persons other than the Company or the Guarantor seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the Guarantor under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Company or the Guarantor or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order for relief or any such other decree or order shall have remained unstayed and in effect for a period of 90 consecutive days; or

                    (f) the commencement by the Company or the Guarantor of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or the Guarantor to the entry of a decree or order for relief in respect of the Company or the Guarantor in a case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or the Guarantor, or the filing by the Company or the Guarantor of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company or the Guarantor to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or the Guarantor or of any substantial part of its property, or the making by the Company or the Guarantor of an assignment for the benefit of creditors, or the admission by the Company or the Guarantor in writing of its inability to pay its debts generally as they become due, or the authorization of such action by the Board of Directors of the Company or the Guarantor; or

                    (g) any other Event of Default specified with respect to Securities of such series.

          SECTION 802.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

                    If an Event of Default shall have occurred and be continuing with respect to Securities of any series at the time Outstanding, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of such series may declare the principal amount (or, if any of the Securities of such series are Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof as contemplated by Section 301) of all of the Securities of such series to be due and payable immediately (provided that the payment of principal and interest on such Securities shall remain subordinated to the extent provided in this Indenture), by a notice in writing to the Company (and to the Trustee if given by Holders), and upon receipt by the Company of notice of such declaration such principal amount (or specified amount) shall become immediately due and payable; provided, however, that if an Event of Default shall have occurred and be continuing with respect to more than one series of Securities, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of all such series, considered as one class, may make such declaration of acceleration, and not the Holders of the Securities of any one of such series (provided that the payment of principal and interest on such Securities shall remain subordinated to the extent provided in this Indenture).

                    At any time after such a declaration of acceleration with respect to Securities of any series shall have been made and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as hereinafter in this Article provided, such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if

                         (a) the Company or the Guarantor shall have paid or deposited with the Trustee a sum sufficient to pay

                              (1)  all overdue interest [including
                         Additional Interest], if any, on all Securities of such series then Outstanding;

                              (2) the principal of and premium, if any, on any Securities of such series then Outstanding which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities;

                              (3)  to the extent that payment of such
                         interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities;

                              (4)  all amounts due to the Trustee under
                         Section 907;

                    and

                         (b)  all Events of Default with respect to
                    Securities of such series, other than the non-payment of the principal of Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 813.

          No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

          SECTION 803.  COLLECTION OF INDEBTEDNESS AND SUITS FOR
          ENFORCEMENT BY TRUSTEE.

                    If an Event of Default described in clause (a) or (b) of Section 801 shall have occurred, the Company or the Guarantor shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securities of the series with respect to which such Event of Default shall have occurred, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, if any, and, to the extent permitted by law, interest on premium, if any, and on any overdue principal and interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under
          Section 907.

                    If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company and the Guarantor or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company and the Guarantor or any other obligor upon such Securities, wherever situated.

                    If an Event of Default with respect to Securities of any series shall have occurred and be continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          SECTION 804.  TRUSTEE MAY FILE PROOFS OF CLAIM.

                    In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or the Guarantor or any other obligor upon the Securities or the property of the Company or the Guarantor or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or the Guarantor for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                    (a) to file and prove a claim for the whole amount of principal, premium, if any, and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under Section 907) and of the Holders allowed in such judicial proceeding, and

                    (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

          and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amounts due it under Section 907.

                    Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, be a member of a creditors' or similar other committee.

          SECTION 805. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

                    All rights of action and claims under this Indenture, the Securities or the Guarantees endorsed thereon may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

          SECTION 806.  APPLICATION OF MONEY COLLECTED.

                    Subject to the provisions of Articles Fourteen and Fifteen, any money collected by the Trustee pursuant to this Article shall be applied in the following order, to the extent permitted by law, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest, if any, upon presentation of the Securities in respect of which or for the benefit of which such money shall have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                    FIRST: To the payment of all amounts due the Trustee under Section 907;

                    SECOND:  To the payment of the amounts then due and
               unpaid upon the Securities for principal of and premium, if any, and interest [including Additional Interest], if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, if any, respectively;

                    THIRD:  To the payment of the remainder, if any, to the
               Company or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

          SECTION 807.  LIMITATION ON SUITS.

                    No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                    (a) such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

                    (b) the Holders of 25% in aggregate principal amount of the Outstanding Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                    (c) such Holder or Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                    (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and

                    (e) no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class;

          it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

          SECTION 808.  UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE
          PRINCIPAL, PREMIUM AND INTEREST.

                    Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium, if any, and (subject to Section 307 [and 312]) interest [including Additional Interest], if any, on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder. [In addition, in the case of Securities of a series held by a Trust, a holder of Preferred Trust Securities may directly institute a proceeding for enforcement of payment to such holder of principal of or interest on the Securities having a principal amount equal to the aggregate liquidation preference amount of the Preferred Trust Securities of such holder on or after the due dates specified in the Securities.


          SECTION 809.  RESTORATION OF RIGHTS AND REMEDIES.

                    If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holder shall continue as though no such proceeding had been instituted.

          SECTION 810.  RIGHTS AND REMEDIES CUMULATIVE.

                    Except as otherwise provided in the last paragraph of
          Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 811.  DELAY OR OMISSION NOT WAIVER.

                    No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          SECTION 812.  CONTROL BY HOLDERS OF SECURITIES.

                    If an Event of Default shall have occurred and be continuing in respect of a series of Securities, the Holders of a majority in principal amount of the Outstanding Securities of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided, however, that if an Event of Default shall have occurred and be continuing with respect to more than one series of Securities, the Holders of a majority in aggregate principal amount of the Outstanding Securities of all such series, considered as one class, shall have the right to make such direction, and not the Holders of the Securities of any one of such series; and provided, further, that

                    (a) such direction shall not be in conflict with any rule of law or with this Indenture, and could not involve the Trustee in personal liability in circumstances where indemnity would not, in the Trustee's sole discretion, be adequate, and

                    (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          SECTION 813.  WAIVER OF PAST DEFAULTS.

                    The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

                    (a) in the payment of the principal of or premium, if any, or interest [including Additional Interest], if any, on any Security of such series, or

                    (b) in respect of a covenant or provision hereof which under Section 1202 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

          ; provided, however, that so long as a Trust holds the Securities of any series, such Trust may not waive any past default without the consent of at least a majority in aggregate liquidation preference of the outstanding Preferred Securities issued by such Trust affected, obtained as provided in the Trust Agreement pertaining to such Trust. Any such waiver by holders of a majority in aggregate liquidation preference of outstanding Preferred Securities issued by any such Trust shall be deemed to be on behalf of all holders of Preferred Securities issued by any such Trust.]

                    Upon any such waiver, such default shall cease to exist, and any and all Events of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 814.  UNDERTAKING FOR COSTS.

                    The Company, the Guarantor and the Trustee agree, and each Holder by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, in each case in the manner, to the extent, and subject to the exceptions provided in the Trust Indenture Act; provided, that the provisions of this Section shall not be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Guarantor.

          SECTION 815.  WAIVER OF USURY, STAY OR EXTENSION LAWS.

                    Each of the Company and the Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                     ARTICLE NINE

                                     THE TRUSTEE

          SECTION 901.  CERTAIN DUTIES AND RESPONSIBILITIES.

                    (a) Except during the continuance of an Event of Default with respect to Securities of any series,

                    (1) the Trustee undertakes to perform, with respect to Securities of such series, such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                    (2) in the absence of bad faith on its part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                    (b) In case an Event of Default with respect to Securities of any series shall have occurred and be continuing, the Trustee shall exercise, with respect to Securities of such series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                    (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

                    (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

                    (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                    (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any one or more series, as provided herein, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                    (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                    (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          SECTION 902.  NOTICE OF DEFAULTS.

                    The Trustee shall give notice of any default hereunder with respect to the Securities of any series to the Holders of Securities of such series in the manner and to the extent required to do so by the Trust Indenture Act, unless such default shall have been cured or waived; provided, however, that in the case of any default of the character specified in Section 801(c), no such notice to Holders shall be given until at least 90 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time, or both, would become, an Event of Default with respect to the Securities of such series.

          SECTION 903.  CERTAIN RIGHTS OF TRUSTEE.

                    Subject to the provisions of Section 901 and to the applicable provisions of the Trust Indenture Act:

                    (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                    (b) any request or direction of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, or a Guarantor Request or Guarantor Order, as the case may be, or as otherwise expressly provided herein, and any resolution of the Board of Directors of the Company or the Guarantor may be sufficiently evidenced by a Board Resolution thereof;

                    (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate of the Company or the Guarantor, as appropriate;

                    (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                    (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any Holder pursuant to this Indenture, unless such Holder shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                    (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall (subject to applicable legal requirements) be entitled to examine, during normal business hours, the books, records and premises of the Company or the Guarantor, personally or by agent or attorney;

                    (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                    (h) the Trustee shall not be charged with knowledge of any Event of Default with respect to the Securities of any series for which it is acting as Trustee unless either (1) a Responsible Officer of the Trustee assigned to the Corporate Trustee Administration Department and agency group of the Trustee (or any successor division or department of the Trustee) shall have actual knowledge of the Event of Default or (2) written notice of such Event of Default shall have been given to the Trustee by the Company or the Guarantor or any other obligor on such Securities, or by any Holder of such Securities.

          SECTION 904.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF
          Securities.

                    The recitals contained herein and in the Securities and the Guarantees endorsed thereon (except the Trustee's certificates of authentication) shall be taken as the statements of the Company and the Guarantor, as the case may be, and neither the Trustee nor any Authenticating Agent assumes responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or the Guarantees endorsed thereon. Neither Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

          SECTION 905.  MAY HOLD SECURITIES.

                    Each of the Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company and the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities [and/or Preferred Securities] and, subject to Sections 908 and 913, may otherwise deal with the Company and the Guarantor with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

          SECTION 906.  MONEY HELD IN TRUST.

                    Money held by the Trustee in trust hereunder need not be segregated from other funds, except to the extent required by law. The Trustee shall be under no liability for interest on or investment of any money received by it hereunder except as expressly provided herein or otherwise agreed with, and for the sole benefit of, the Company or the Guarantor.

          SECTION 907.  COMPENSATION AND REIMBURSEMENT.

                    The Company and the Guarantor jointly and severally agree

                    (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                    (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, wilful misconduct or bad faith; and

                    (c) to indemnify the Trustee and hold it harmless from and against, any loss, liability or expense reasonably incurred without negligence, wilful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                    As security for the performance of the obligations of the Company and the Guarantor under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, other than property and funds held in trust under Section 703 (except moneys payable to the Company as provided in Section 703).

          SECTION 908.  DISQUALIFICATION; CONFLICTING INTERESTS.

                    If the Trustee shall have or acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall either eliminate such conflicting interest or resign to the extent, in the manner and with the effect, and subject to the conditions, provided in the Trust Indenture Act and this Indenture. For purposes of Section 310(b)(1) of the Trust Indenture Act and to the extent permitted thereby, the Trustee, in its capacity as trustee in respect of the Securities of any series, shall not be deemed to have a conflicting interest arising from its capacity as trustee in respect of (i) the Securities of any other series, (ii) the Trust Agreement and the Trust Securities Guarantee Agreement pertaining to each Trust [OTHERS].

          SECTION 909.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

                    There shall at all times be a Trustee hereunder which shall be

                    (a) a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority, or

                    (b) if and to the extent permitted by the Commission by rule, regulation or order upon application, a corporation or other Person organized and doing business under the laws of a foreign government, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 or the Dollar equivalent of the applicable foreign currency and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees and, in either case, qualified and eligible under this Article
          and the Trust Indenture Act.   If such corporation publishes
          reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section and the Trust Indenture Act, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          SECTION 910.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

                    (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 911.

                    (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company and the Guarantor. If the instrument of acceptance by a successor Trustee required by Section 911 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                    (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee, the Company and the Guarantor [; provided that so long as any Preferred Securities remain outstanding, the Trust which issued such Preferred Securities shall not execute any Act to remove the Trustee without the consent of the holders of a majority in aggregate liquidation preference of Preferred Securities issued by such Trust outstanding, obtained as provided in the Trust Agreement pertaining to such Trust.]

                    (d)  If at any time:

                    (1) the Trustee shall fail to comply with Section 908 after written request therefor by the Company, the Guarantor or by any Holder who has been a bona fide Holder for at least six months, or

                    (2)  the Trustee shall cease to be eligible under
               Section 909 or Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Company, the Guarantor or by any such Holder, or

                    (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company and the Guarantor by Board Resolutions may remove the Trustee with respect to all Securities or (y) subject to Section 814, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                    (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause (other than as contemplated by clause (y) in subsection (d) or this Section), with respect to the Securities of one or more series, the Company and the Guarantor, by Board Resolutions, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time (subject to Section 915) there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 911. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of
          Section 911, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company and the Guarantor. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company and the Guarantor or the Holders and accepted appointment in the manner required by
          Section 911, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                    (f) So long as no event which is, or after notice or lapse of time, or both, would become, an Event of Default shall have occurred and be continuing, and except with respect to a Trustee appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities pursuant to subsection (e) of this Section, if the Company and the Guarantor shall have delivered to the Trustee (i) Board Resolutions of the Company and the Guarantor appointing a successor Trustee, effective as of a date specified therein, and (ii) an instrument of acceptance of such appointment, effective as of such date, by such successor Trustee in accordance with Section 911, the Trustee shall be deemed to have resigned as contemplated in subsection (b) of this Section, the successor Trustee shall be deemed to have been appointed by the Company and the Guarantor pursuant to subsection (e) of this Section and such appointment shall be deemed to have been accepted as contemplated in Section 911, all as of such date, and all other provisions of this Section and Section 911 shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this subsection (f).

                    (g) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

          SECTION 911.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

                    (a) In case of the appointment hereunder of a successor Trustee with respect to the Securities of all series, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company, the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of all sums owed to it, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                    (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantor, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company, the Guarantor or any successor Trustee, such retiring Trustee, upon payment of all sums owed to it, shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                    (c) Upon request of any such successor Trustee, the Company and the Guarantor shall execute any instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in subsection (a) or (b) of this Section, as the case may be.

                    (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          SECTION 912. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

                    Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

          SECTION 913.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

                    If the Trustee shall be or become a creditor of the Company, the Guarantor or any other obligor upon the Securities (other than by reason of a relationship described in Section 311(b) of the Trust Indenture Act), the Trustee shall be subject to any and all applicable provisions of the Trust Indenture Act regarding the collection of claims against the Company, the Guarantor or such other obligor. For purposes of Section 311(b) of the Trust Indenture Act (a) the term "cash transaction" shall have the meaning provided in Rule 11b-4 under the Trust Indenture Act, and (b) the term "self-liquidating paper" shall have the meaning provided in Rule 11b-6 under the Trust Indenture Act.

          SECTION 914.  APPOINTMENT OF AUTHENTICATING AGENT.

                    The Trustee may appoint an Authenticating Agent or Agents with respect to the Securities of one or more series, or any Tranche thereof, which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series or Tranche issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and the Guarantor and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State or territory thereof or the District of Columbia or the Commonwealth of Puerto Rico, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                    Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                    An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee, the Company and the Guarantor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent, the Company and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and the Guarantor. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                    Unless appointed at the request of the Company pursuant to the last paragraph of this Section 914, the Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, in accordance with and subject to the provisions of Section 907.

                    The provisions of Sections 308, 904 and 905 shall be applicable to each Authenticating Agent.

                    If an appointment with respect to the Securities of one or more series, or any Tranche thereof, shall be made pursuant to this Section, the Securities of such series or Tranche may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

                    This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



                                         -----------------------------------
                                         As Trustee


                                        By
                                          --------------------------------
                                          As Authenticating
                                             Agent


                                        By
                                          ---------------------------------
                                          Authorized Officer

                    If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint, in accordance with this Section and in accordance with such procedures as shall be acceptable to the Trustee, an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.

          SECTION 915.  CO-TRUSTEE AND SEPARATE TRUSTEES.

                    At any time or times, for the purpose of meeting the legal requirements of any applicable jurisdiction, the Company, the Guarantor and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of at least 33% in principal amount of the Securities then Outstanding, the Company and the Guarantor shall for such purpose join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, or to act as separate trustee, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons, in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Company or the Guarantor does not join in such appointment within 15 days after the receipt by it of a request so to do, or if an Event of Default shall have occurred and be continuing, the Trustee alone shall have power to make such appointment.

                    Should any written instrument or instruments from the Company or the Guarantor be required by any co-trustee or separate trustee to more fully confirm to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company or the Guarantor, as the case may be.

                    Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following conditions:

                    (a) the Securities shall be authenticated and delivered, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely, by the Trustee;

                    (b) the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed either by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

                    (c) the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Company and the Guarantor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, if an Event of Default shall have occurred and be continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Company or the Guarantor. Upon the written request of the Trustee, the Company and the Guarantor shall join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section;

                    (d) no co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder, and the Trustee shall not be personally liable by reason of any act or omission of any such co-trustee or separate trustee; and

                    (e) any Act of Holders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.


                                     ARTICLE TEN

             HOLDERS' LISTS AND REPORTS BY TRUSTEE, COMPANY AND GUARANTOR

          SECTION 1001.  LISTS OF HOLDERS.

                    Semiannually, not later than June 30 and December 31 in each year, and at such other times as the Trustee may request in writing, the Company and the Guarantor shall furnish or cause to be furnished to the Trustee information as to the names and addresses of the Holders, and the Trustee shall preserve such information and similar information received by it in any other capacity and afford to the Holders access to information so preserved by it, all to such extent, if any, and in such manner as shall be required by the Trust Indenture Act; provided, however, that no such list need be furnished so long as the Trustee shall be the Security Registrar.

          SECTION 1002.  REPORTS BY TRUSTEE, COMPANY AND GUARANTOR.

                    The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the time and in the manner provided pursuant thereto. Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than November 15 in each calendar year with respect to the 12-month period ending on the preceding September 15 commencing September 15, 200_. A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company and the Guarantor. The Company and the Guarantor will notify the Trustee when any Securities are listed on any stock exchange.

                    The Company and the Guarantor shall file with the Trustee (within thirty (30) days after filing with the Commission in the case of reports that pursuant to the Trust Indenture Act must be filed with the Commission and furnished to the Trustee) and transmit to the Holders, such other information, reports and other documents, if any, at such times and in such manner, as shall be required by the Trust Indenture Act. [The Company shall notify the Trustee of the listing of any Securities on any securities exchange.]

                                    ARTICLE ELEVEN

                 CONSOLIDATION, MERGER, CONVEYANCE, OR OTHER TRANSFER

          SECTION 1101. COMPANY OR GUARANTOR MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

                    Neither the Company nor the Guarantor shall consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless

                    (a) the Person formed by such consolidation or into which the Company or Guarantor, as the case may be, is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company or the Guarantor, as the case may be, substantially as an entirety shall be a Person organized and existing under the laws of the United States, any State thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and premium, if any, and interest, if any, on all Outstanding Securities (or the Guarantees endorsed thereon, as the case may be) and the performance of every covenant of this Indenture on the part of the Company or the Guarantor, as the case may be, to be performed or observed;

                    (b)  immediately after giving effect to such
               transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

                    (c) the Company or the Guarantor, as the case may be, shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or other transfer or lease and such indenture supplemental hereto complies with this

               Article and that all conditions precedent herein provided for relating to such transactions have been complied with.

          SECTION 1102.  SUCCESSOR PERSON SUBSTITUTED.

                    Upon any consolidation by the Company or the Guarantor with or merger by the Company or the Guarantor into any other Person or any conveyance or other transfer or lease of the properties and assets of the Company or the Guarantor substantially as an entirety in accordance with Section 1101, the successor Person formed by such consolidation or into which the Company or the Guarantor, as the case may be, is merged or the Person to which such conveyance, or other transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor, as the case may be, under this Indenture with the same effect as if such successor Person had been named as the Company or the Guarantor, as the case may be, herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities Outstanding hereunder (or the Guarantees endorsed thereon, as the case may be).

          SECTION 1103.  LIMITATION.

                    Nothing in this Indenture shall be deemed to prevent or restrict:

                    (a) any consolidation or merger after the consummation
               of which the Company or the Guarantor would be the surviving or resulting entity,

                    (b) any consolidation of the Company with the Guarantor
               or any other Person all of the outstanding voting securities of which are owned, directly or indirectly, by the Guarantor; or any merger of any of such Persons into any other of such Persons; or any conveyance or other transfer, or lease, of properties by any thereof to any other thereof,

                    (c) any conveyance or other transfer, or lease, of any
               part of the properties of the Company or the Guarantor which does not constitute the entirety, or substantially the entirety, thereof or

                    (d) the approval by the Company or the Guarantor of, or
               the consent by the Company or the Guarantor to, any consolidation or merger to which any direct or indirect subsidiary or affiliate of the Company or the Guarantor, as the case requires, may be a party or any conveyance, transfer or lease by any such subsidiary or affiliate of any of its assets.

                                    ARTICLE TWELVE

                               SUPPLEMENTAL INDENTURES

          SECTION 1201.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF
          HOLDERS.

                    Without the consent of any Holders, the Company, the Guarantor and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                    (a) to evidence the succession of another Person to the Company or the Guarantor, as the case may be, and the assumption by any such successor of the covenants of the Company or the Guarantor, as the case may be, herein and in the Securities or the Guarantees endorsed thereon, all as provided in Article Eleven; or

                    (b) to add one or more covenants of the Company or the Guarantor or other provisions for the benefit of the Holders of all or any series of Securities, or any Tranche thereof or to surrender any right or power herein conferred upon the Company or the Guarantor (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series); or

                    (c) to add any additional Events of Default with respect to all or any series of Securities Outstanding hereunder (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

                    (d) to change or eliminate any provision of this Indenture or to add any new provision to this Indenture; provided, however, that if such change, elimination or addition shall adversely affect the interests of the Holders of Securities of any series or Tranche Outstanding on the date of such supplemental indenture in any material respect, such change, elimination or addition shall become effective with respect to such series or Tranche only pursuant to the provisions of Section 1202 hereof or when no Security of such series or Tranche remains Outstanding; or

                    (e) to provide collateral security for the Securities of any series; or

                    (f) to establish the form or terms of Securities of any series or Tranche or any Guarantees as contemplated by Sections 201 and 301; or

                    (g) to provide for the authentication and delivery of bearer securities and coupons appertaining thereto representing interest, if any, thereon and for the procedures for the registration, exchange and replacement thereof and for the giving of notice to, and the solicitation of the vote or consent of, the holders thereof, and for any and all other matters incidental thereto; or

                    (h) to evidence and provide for the acceptance of appointment hereunder by a separate or successor Trustee or co-trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 911(b); or

                    (i) to provide for the procedures required to permit the Company to utilize, at its option, a non certificated system of registration for all, or any series or Tranche of, the Securities; or

                    (j) to change any place or places where (1) the principal of and premium, if any, and interest, if any, on all or any series of Securities, or any Tranche thereof, shall be payable, (2) all or any series of Securities, or any Tranche thereof, may be surrendered for registration of transfer, (3) all or any series of Securities, or any Tranche thereof, may be surrendered for exchange and (4) notices and demands to or upon the Company or the Guarantor in respect of all or any series of Securities, or any Tranche thereof, and this Indenture may be served; or

                    (k) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other changes to the provisions hereof or to add other provisions with respect to matters or questions arising under this Indenture, provided that such other changes or additions shall not adversely affect the interests of the Holders of Securities of any series or Tranche in any material respect.

                    Without limiting the generality of the foregoing, if the Trust Indenture Act as in effect at the date of the execution and delivery of this Indenture or at any time thereafter shall be amended and

                    (x) if any such amendment shall require one or more changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Indenture shall be deemed to have been amended so as to conform to such amendment to the Trust Indenture Act, and the Company, the Guarantor and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to evidence such amendment hereof; or

                    (y) if any such amendment shall permit one or more changes to, or the elimination of, any provisions hereof which, at the date of the execution and delivery hereof or at any time thereafter, are required by the Trust Indenture Act to be contained herein or are contained herein to reflect any provision of the Trust Indenture Act as in effect at such date, this Indenture shall be deemed to have been amended to effect such changes or elimination, and the Company, the Guarantor and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to this Indenture to effect such changes or elimination or evidence such amendment.

          SECTION 1202.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

                    Subject to the provisions of Section 1201, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under this Indenture, considered as one class, by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company and the Guarantor, when authorized by Board Resolutions, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture; provided, however, that if there shall be Securities of more than one series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required;

          and provided, further, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security of each series or Tranche so directly affected,

                    (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on (except as provided in Section 312 hereof), any Security (other than pursuant to the terms thereof), or reduce the principal amount thereof or the rate of interest thereon (or the amount of any installment of interest thereon) or change the method of calculating such rate or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 802, or change the coin or currency (or other property), in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                    (b) reduce the percentage in principal amount of the Outstanding Securities of any series [(or, if applicable, in liquidation preference of any series of Preferred Securities)] or any Tranche thereof, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with any provision of this Indenture or of any default hereunder and its consequences, or reduce the requirements of Section 1304 for quorum or voting, or

                    (c)  modify any of the provisions of this Section,
               Section 606 or Section 813 with respect to the Securities of any series or any Tranche thereof, except to increase the percentages in principal amount referred to in this Section or such other Sections or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 911(b) and 1201(h).

          [Notwithstanding the foregoing, so long as any of the Preferred Securities remain outstanding, the Trustee may not consent to a supplemental indenture under this Section 1202 without the prior consent, obtained as provided in a Trust Agreement pertaining to a Trust which issued such Preferred Securities, of the holders of not less than a majority in aggregate liquidation preference of all Preferred Securities issued by such Trust affected, considered as one class, or, in the case of changes described in clauses (a), (b) and (c) above, 100% in aggregate liquidation preference of all such Preferred Securities then outstanding which would be affected thereby, considered as one class.] A supplemental indenture which (x) changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of the Holders of, or which is to remain in effect only so long as there shall be Outstanding, Securities of one or more particular series, or one or more Tranches thereof, or (y) modifies the rights of the Holders of Securities of such series or Tranches with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or Tranche.

                    It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


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

          SECTION 1203.  EXECUTION OF SUPPLEMENTAL INDENTURES.

                    In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 901) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

          SECTION 1204.  EFFECT OF SUPPLEMENTAL INDENTURES.

                    Upon the execution of any supplemental indenture under this Article this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. Any supplemental indenture permitted by this Article may restate this Indenture in its entirety, and, upon the execution and delivery thereof, any such restatement shall supersede this Indenture as theretofore in effect for all purposes.

          SECTION 1205.  CONFORMITY WITH TRUST INDENTURE ACT.

                    Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

          SECTION 1206.  REFERENCE IN SECURITIES TO SUPPLEMENTAL
          INDENTURES.

                    Securities of any series, or any Tranche thereof, authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company and the Guarantor shall so determine, new Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee, the Company and Guarantor, to any such supplemental indenture may be prepared and executed by the Company (with Guarantees of the Guarantor endorsed thereon), and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche.

          SECTION 1207.  MODIFICATION WITHOUT SUPPLEMENTAL INDENTURE.

                    To the extent, if any, that the terms of any particular series of Securities shall have been established in or pursuant to a Board Resolution or an Officer's Certificate pursuant to a supplemental indenture or Board Resolution as contemplated by
          Section 301, and not in an indenture supplemental hereto, additions to, changes in or the elimination of any of such terms may be effected by means of a supplemental Board Resolution or Officer's Certificate, as the case may be, delivered to, and accepted by, the Trustee; provided, however, that such supplemental Board Resolution or Officer's Certificate shall not be accepted by the Trustee or otherwise be effective unless all conditions set forth in this Indenture which would be required to be satisfied if such additions, changes or elimination were contained in a supplemental indenture shall have been appropriately satisfied. Upon the acceptance thereof by the Trustee, any such supplemental Board Resolution or Officer's Certificate shall be deemed to be a "supplemental indenture" for purposes of Section 1204 and 1206.


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


                                   ARTICLE THIRTEEN

                     MEETINGS OF HOLDERS; ACTION WITHOUT MEETING

          SECTION 1301.  PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

                    A meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series or Tranches.

          SECTION 1302.  CALL, NOTICE AND PLACE OF MEETINGS.

                    (a) The Trustee may at any time call a meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, for any purpose specified in Section 1301, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine, or, with the approval of the Company, at any other place. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in
          Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

                    (b) If the Trustee shall have been requested to call a meeting of the Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, by the Company, the Guarantor or by the Holders of 33% in aggregate principal amount of all of such series and Tranches, considered as one class, for any purpose specified in Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company, the Guarantor or the Holders of Securities of such series and Tranches in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in such other place as shall be determined or approved by the Company or the Guarantor, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

                    (c) Any meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, shall be valid without notice if the Holders of all Outstanding Securities of such series or Tranches are present in person or by proxy and if representatives of the Company, the Guarantor and the Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding Securities of such series, or by such of them as are not present at the meeting in person or by proxy, and by the Company, the Guarantor and the Trustee.

          SECTION 1303.  PERSONS ENTITLED TO VOTE AT MEETINGS.

                    To be entitled to vote at any meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, a Person shall be (a) a Holder of one or more Outstanding Securities of such series or Tranches, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series or Tranches by such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Holders of Securities of any series or Tranche shall be the Persons entitled to vote at such meeting and their counsel, any representatives of


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


          the Trustee and its counsel and any representatives of the Company and the Guarantor and their counsel.

          SECTION 1304.  QUORUM; ACTION.

                    The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of the series and Tranches with respect to which a meeting shall have been called as hereinbefore provided, considered as one class, shall constitute a quorum for a meeting of Holders of Securities of such series and Tranches; provided, however, that if any action is to be taken at such meeting which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, shall constitute a quorum. In the absence of a quorum within one hour of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series and Tranches, be dissolved. In any other case the meeting may be adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided by Section 1305(e), notice of the reconvening of any meeting adjourned for more than 30 days shall be given as provided in Section 1302(a) not less than ten days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series and Tranches which shall constitute a quorum.

                    Except as limited by Section 1202, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of the series and Tranches with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series and Tranches, considered as one class.

                    Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities of the series and Tranches with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

          SECTION 1305. ATTENDANCE AT MEETINGS; DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS.

                    (a) Attendance at meetings of Holders of Securities may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder of such Securities before being voted.

                    (b) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of such Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

                    (c) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or the Guarantor or by Holders as provided in Section 1302(b), in which case the Company or the Guarantor or the Holders of Securities of the series and Tranches calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches represented at the meeting, considered as one class.

                    (d) At any meeting each Holder or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

                    (e) Any meeting duly called pursuant to Section 1302 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches represented at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice.

          SECTION 1306.  COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

                    The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities, of the series and Tranches with respect to which the meeting shall have been called, held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports of all votes cast at the meeting. A record, in duplicate, of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1302 and, if applicable, Section 1304. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

          SECTION 1307.  ACTION WITHOUT MEETING.

                    In lieu of a vote of Holders at a meeting as hereinbefore contemplated in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by written instruments as provided in Section 104.


                                   ARTICLE FOURTEEN

                                      GUARANTEE

          SECTION 1401.  GUARANTEE.

                    The Guarantor hereby unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee, and to the Trustee on behalf of such Holder, the due and punctual payment of the principal of, and premium, if any, and interest [including any Additional Interest], if any, on the Securities of such series when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption, or otherwise, in accordance with the terms of such Security and of this Indenture. In case of the failure of the Company punctually to make any such payment, the Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company.

                    The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or this Indenture, any failure to enforce the provisions of such Security or this Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge or defense of a surety or guarantor; provided, however, that notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security, or increase the interest rate thereon, or change any redemption provisions thereof (including any change to increase any premium payable upon redemption thereof), or change the Stated Maturity thereof, or increase the principal amount of any Discount Security that would be due and payable upon a declaration of acceleration or the maturity thereof pursuant to Article Eight of this Indenture.

                    The Guarantor hereby waives the benefits of diligence, presentment, demand for payment, any requirement that the Trustee or any of the Holders exhaust any right or take any action against the Company or any other Person, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged in respect of any Security except by complete performance of the obligations contained in such Security and in this Guarantee. This Guarantee shall constitute a guaranty of payment and not of collection.
          The Guarantor hereby agrees that, in the event of a default in payment of principal, or premium, if any, or interest, if any, on any Security, whether at its Stated Maturity, by declaration of acceleration, call for redemption, or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in this Indenture, directly against the Guarantor to enforce this Guarantee without first proceeding against the Company.

                    The obligations of the Guarantor hereunder with respect to any Security shall be continuing and irrevocable until the date upon which the entire principal of, premium, if any, and interest on such Security has been, or has been deemed pursuant to the provisions of Article Seven of this Indenture to have been, paid in full or otherwise discharged.

                    The Guarantor shall be subrogated to all rights of the Holders of the Securities upon which its Guarantee is endorsed against the Company in respect of any amounts paid by the Guarantor on account of such Securities pursuant to the provisions of its Guarantee or this Indenture; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of, and premium, if any, and interest, if any, on all Securities issued hereunder shall have been paid in full.

                    This Guarantee shall remain in full force and effect and continue notwithstanding any petition filed by or against the Company for liquidation or reorganization, the Company becoming insolvent or making an assignment for the benefit of creditors or a receiver or trustee being appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or reinstated, as the case may be, if at any time payment of any Security, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any Holder of such Security, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned on a Security, such Security shall, to the fullest extent permitted by law, be reinstated and deemed paid only by such amount paid and not so rescinded, reduced, restored or returned.

          SECTION 1402. GUARANTEE SUBORDINATE TO SENIOR INDEBTEDNESS OF THE GUARANTOR.

                    The Guarantor, for itself, its successors and assigns, covenants and agrees, and each Holder of the Securities of each series, by its acceptance thereof, likewise covenants and agrees, that the payment under the Guarantee of the principal of and premium, if any, and interest [including any Additional Interest], if any, on each and all of the Securities is hereby expressly subordinated and subject to the extent and in the manner set forth in this Article, in right of payment to the prior payment in full of all Senior Indebtedness of the Guarantor.

                    Each Holder of the Securities of each series, by its acceptance thereof, authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article, and appoints the Trustee its attorney-in-fact for any and all such purposes.

          SECTION 1403.  PAYMENT OVER OF PROCEEDS OF SECURITIES.

                    In the event (a) of any insolvency or bankruptcy proceedings or any receivership, liquidation, reorganization or other similar proceedings in respect of the Guarantor or a substantial part of its property, or of any proceedings for liquidation, dissolution or other winding up of the Guarantor, whether or not involving insolvency or bankruptcy, or (b) subject to the provisions of Section 1404, that (i) a default shall have occurred with respect to the payment of principal of or interest on or other monetary amounts due and payable on any Senior Indebtedness of the Guarantor, or (ii) there shall have occurred


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          a default (other than a default in the payment of principal or interest or other monetary amounts due and payable) in respect of any Senior Indebtedness of the Guarantor, as defined therein or in the instrument under which the same is outstanding, permitting the holder or holders thereof to accelerate the maturity thereof (with notice or lapse of time, or both), and such default shall have continued beyond the period of grace, if any, in respect thereof, and, in the cases of subclauses (i) and (ii) of this clause (b), such default shall not have been cured or waived or shall not have ceased to exist, or (c) that the principal of and accrued interest on the Securities of any series shall have been declared due and payable pursuant to Section 801 and such declaration shall not have been rescinded and annulled as provided in Section 802, then:

                         (1)  the holders of all Senior Indebtedness
                    of the Guarantor shall first be entitled to receive payment of the full amount due thereon, or provision shall be made for such payment in money or money's worth, before the Holders of any of the Securities are entitled to receive a payment on account of the Guarantee of the principal of or interest on the indebtedness evidenced by the Securities, including, without limitation, any payments made pursuant to Articles Four and Five;

                         (2)  any payment by, or distribution of
                    assets of, the Guarantor of any kind or character, whether in cash, property or securities, to which any Holder or the Trustee would be entitled except for the provisions of this Article, shall be paid or delivered by the person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of such Senior Indebtedness of the Guarantor or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness of the Guarantor may have been issued, ratably according to the aggregate amounts remaining unpaid on account of such Senior Indebtedness of the Guarantor held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness of the Guarantor remaining unpaid after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness of the Guarantor, before any payment or distribution is made to the Holders of the indebtedness evidenced by the Securities or to the Trustee under the Guarantee and this Indenture; and

                         (3)  in the event that, notwithstanding the
                    foregoing, any payment by, or distribution of assets of, the Guarantor of any kind or character, whether in cash, property or securities, in respect of principal of or interest on the Securities or in connection with any repurchase by the Guarantor of the Securities, shall be received by the Trustee or any Holder before all Senior Indebtedness of the Guarantor is paid in full, or provision is made for such payment in money or money's worth, such payment or distribution in respect of principal of or interest on the Securities or in connection with any repurchase by the Guarantor of the Securities shall be paid over to the holders of such Senior Indebtedness of the Guarantor or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any such Senior Indebtedness of the Guarantor may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness of the Guarantor remaining unpaid until all such Senior Indebtedness of the Guarantor shall have been paid in full, after


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                    giving effect to any concurrent payment or
                    distribution (or provision therefor) to the holders of such Senior Indebtedness of the Guarantor.

                    Notwithstanding the foregoing, at any time after the 123rd day following the date of deposit of cash or Eligible Obligations pursuant to Section 701 (provided all conditions set out in such Section shall have been satisfied), the funds so deposited and any interest thereon will not be subject to any rights of holders of Senior Indebtedness of the Guarantor including, without limitation, those arising under this Article Fourteen; provided that no event described in clauses (e) and (f) of Section 801 with respect to the Company has occurred during such 123-day period.

                    For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of stock of the Guarantor as reorganized or readjusted, or securities of the Guarantor or any other corporation provided for by a plan or reorganization or readjustment which are subordinate in right of payment to all Senior Indebtedness of the Guarantor which may at the time be outstanding to the same extent as, or to a greater extent than, the Guarantee of the Securities are so subordinated as provided in this Article. The consolidation of the Guarantor with, or the merger of the Guarantor into, another corporation or the liquidation or dissolution of the Guarantor following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article Eleven hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 1403 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Eleven hereof. Nothing in Section 1402 or in this
          Section 1403 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 907.

          SECTION 1404.  DISPUTES WITH HOLDERS OF CERTAIN SENIOR
          INDEBTEDNESS OF THE GUARANTOR.

                    Any failure by the Guarantor to make any payment on or perform any other obligation in respect of Senior Indebtedness of the Guarantor, other than any indebtedness incurred by the Guarantor or assumed or guaranteed, directly or indirectly, by the Guarantor for money borrowed (or any deferral, renewal, extension or refunding thereof) or any other obligation as to which the provisions of this Section shall have been waived by the Guarantor in the instrument or instruments by which the Guarantor incurred, assumed, guaranteed or otherwise created such indebtedness or obligation, shall not be deemed a default under clause (b) of Section 1403 if (i) the Guarantor shall be disputing its obligation to make such payment or perform such obligation and (ii) either (A) no final judgment relating to such dispute shall have been issued against the Guarantor which is in full force and effect and is not subject to further review, including a judgment that has become final by reason of the expiration of the time within which a party may seek further appeal or review, or (B) in the event that a judgment that is subject to further review or appeal has been issued, the Guarantor shall in good faith be prosecuting an appeal or other proceeding for review and a stay or execution shall have been obtained pending such appeal or review.

          SECTION 1405.  SUBROGATION.

                    Senior Indebtedness of the Guarantor shall not be deemed to have been paid in full unless the holders thereof shall have received cash (or securities or other property satisfactory to such holders) in full payment of such Senior Indebtedness of the Guarantor then outstanding. Upon the payment in full of all Senior Indebtedness of the Guarantor, the rights of the Holders of the Securities shall be subrogated to the rights of the


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

          holders of Senior Indebtedness of the Guarantor to receive any further payments or distributions of cash, property or securities of the Guarantor applicable to the holders of the Senior Indebtedness of the Guarantor until all amounts owing on the Securities shall be paid in full; and such payments or distributions of cash, property or securities received by the Holders of the Securities, by reason of such subrogation, which otherwise would be paid or distributed to the holders of such Senior Indebtedness of the Guarantor shall, as between the Guarantor, its creditors other than the holders of Senior Indebtedness of the Guarantor, and the Holders, be deemed to be a payment by the Guarantor to or on account of Senior Indebtedness of the Guarantor, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of the Senior Indebtedness of the Guarantor, on the other hand.

          SECTION 1406.  OBLIGATION OF THE GUARANTOR UNCONDITIONAL.

                    Nothing contained in this Article or elsewhere in this Indenture or in the Guarantee is intended to or shall impair, as among the Guarantor, its creditors other than the holders of Senior Indebtedness of the Guarantor and the Holders, the obligation of the Guarantor, which is absolute and unconditional, to pay to the Holders, pursuant to the terms of the Guarantee, the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Guarantor other than the holders of Senior Indebtedness of the Guarantor, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness of the Guarantor in respect of cash, property or securities of the Guarantor received upon the exercise of any such remedy.

                    Upon any payment or distribution of assets or securities of the Guarantor referred to in this Article, the Trustee and the Holders shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness of the Guarantor and other indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon, and all other facts pertinent thereto or to this Article.

          SECTION 1407. PRIORITY OF SENIOR INDEBTEDNESS OF THE GUARANTOR UPON MATURITY.

                    Upon the maturity of the principal of any Senior Indebtedness of the Guarantor by lapse of time, acceleration or otherwise, all matured principal of Senior Indebtedness of the Guarantor and interest and premium, if any, thereon shall first be paid in full before any payment of principal or premium, if any, or interest, if any, is made upon the Securities under the Guarantee.

          SECTION 1408.  TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS OF THE
          GUARANTOR.

                    The Trustee shall be entitled to all rights set forth in this Article with respect to any Senior Indebtedness of the Guarantor at any time held by it, to the same extent as any other
          holder of Senior Indebtedness of the Guarantor.   Nothing in this
          Article shall deprive the Trustee of any of its rights as such holder.

          SECTION 1409.  NOTICE TO TRUSTEE TO EFFECTUATE SUBORDINATION.

                    Notwithstanding the provisions of this Article or any other provision of the Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee unless and until the Trustee shall have received written notice thereof from the Guarantor, from a Holder or from a holder of any Senior Indebtedness of the Guarantor or from any representative or representatives of such holder and, prior to the receipt of any such written notice, the Trustee shall be entitled, subject to Section 901, in all respects to assume that no such facts exist; provided, however, that, if prior to the fifth Business Day preceding the date upon which by the terms hereof any such moneys may become payable for any purpose, or in the event of the execution of an instrument pursuant to Section 702 acknowledging satisfaction and discharge of this Indenture, then if prior to the second Business Day preceding the date of such execution, the Trustee shall not have received with respect to such moneys the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee may, in its discretion, receive such moneys and/or apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary, which may be received by it on or after such date; provided, however, that no such application shall affect the obligations under this Article of the persons receiving such moneys from the Trustee.

          SECTION 1410.  MODIFICATION, EXTENSION, ETC.   OF SENIOR
          INDEBTEDNESS OF THE GUARANTOR.

                    The holders of Senior Indebtedness of the Guarantor may, without affecting in any manner the subordination of the payment of the principal of and premium, if any, and interest, if any, on the Securities under the Guarantee, at any time or from time to time and in their absolute discretion, agree with the Guarantor to change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any Senior Indebtedness of the Guarantor, or amend or supplement any instrument pursuant to which any Senior Indebtedness of the Guarantor is issued, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness of the Guarantor including, without limitation, the waiver of default thereunder, all without notice to or assent from the Holders or the Trustee.

          SECTION 1411. TRUSTEE HAS NO FIDUCIARY DUTY TO HOLDERS OF SENIOR INDEBTEDNESS OF THE GUARANTOR.

                    With respect to the holders of Senior Indebtedness of the Guarantor, the Trustee undertakes to perform or to observe only such of its covenants and objectives as are specifically set forth in this Indenture, and no implied covenants or obligations with respect to the holders of Senior Indebtedness of the Guarantor shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Guarantor, and shall not be liable to any such holders if it shall mistakenly pay over or deliver to the Holders or the Guarantor or any other Person, money or assets to which any holders of Senior Indebtedness of the Guarantor shall be entitled by virtue of this Article or otherwise.

          SECTION 1412.  PAYING AGENTS OTHER THAN THE TRUSTEE.

                    In case at any time any Paying Agent other than the Trustee shall have been appointed by the Guarantor and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Sections 1408, 1409 and 1410 shall not apply to the Guarantor if it acts as Paying Agent.


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

          SECTION 1413. RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS OF THE GUARANTOR NOT IMPAIRED.

                    No right of any present or future holder of Senior Indebtedness of the Guarantor to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Guarantor or by any noncompliance by the Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          SECTION 1414.  EFFECT OF SUBORDINATION PROVISIONS; TERMINATION.

                    Notwithstanding anything contained herein to the contrary, other than as provided in the immediately succeeding sentence, all the provisions of this Indenture shall be subject to the provisions of this Article, so far as the same may be applicable thereto.

                    Notwithstanding anything contained herein to the contrary, the provisions of this Article Fourteen shall be of no further effect, and the Guarantee shall no longer be subordinated in right of payment to the prior payment of Senior Indebtedness of the Guarantor, if the Guarantor shall have delivered to the Trustee a notice to such effect. Any such notice delivered by the Guarantor shall not be deemed to be a supplemental indenture for purposes of Article Twelve.

          SECTION 1415.  EXECUTION AND DELIVERY OF GUARANTEE.

                    The Guarantee to be endorsed on the Securities of each series shall include the terms of the Guarantee set forth in this Article Fourteen and any other terms that may be set forth as established pursuant to Section 301. The Guarantor hereby agrees to execute its Guarantee, in a form established pursuant to
          Section 201, to be endorsed on each Security authenticated and delivered by the Trustee.

                    The Guarantee shall be executed on behalf of the Guarantor by an Authorized Officer of the Guarantor. The signature of any such officer on the Guarantee may be manual or facsimile.

                    A Guarantee bearing the manual or facsimile signature of an individual who was at the time of execution an Authorized Officer of the Guarantor shall bind the Guarantor, notwithstanding that any such individual has ceased to be an Authorized Officer prior to the authentication and delivery of the Security on which such Guarantee is endorsed or was not an Authorized Officer at the date of such Guarantee.

                    The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the Guarantor.
          The Guarantor hereby agrees that its Guarantee set forth in this Article Fourteen shall remain in full force and effect notwithstanding any failure to endorse a Guarantee on any Security. The Guarantor by its execution of this Indenture hereby authorizes the Company, in the name and on behalf of the Guarantor, to confirm the applicable Guarantee to the Holder of each Security authenticated and delivered hereunder by its execution and delivery of each such Security, with such Guarantee endorsed thereon, authenticated and delivered by the Trustee.


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                                   ARTICLE FIFTEEN

                             SUBORDINATION OF SECURITIES

          SECTION 1501. SECURITIES SUBORDINATE TO SENIOR INDEBTEDNESS OF THE COMPANY.

                    The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of the Securities of each series, by its acceptance thereof, likewise covenants and agrees, that the payment of the principal of and premium, if any, and interest, if any, on each and all of the Securities is hereby expressly subordinated and subject to the extent and in the manner set forth in this Article, in right of payment to the prior payment in full of all Senior Indebtedness of the Company.

                    Each Holder of the Securities of each series, by its acceptance thereof, authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article, and appoints the Trustee its attorney-in-fact for any and all such purposes.

          SECTION 1502.  PAYMENT OVER OF PROCEEDS OF SECURITIES.

                    In the event (a) of any insolvency or bankruptcy proceedings or any receivership, liquidation, reorganization or other similar proceedings in respect of the Company or a substantial part of its property, or of any proceedings for liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, or (b) subject to the provisions of Section 1503, that (i) a default shall have occurred with respect to the payment of principal of or interest on or other monetary amounts due and payable on any Senior Indebtedness of the Company, or (ii) there shall have occurred a default (other than a default in the payment of principal or interest or other monetary amounts due and payable) in respect of any Senior Indebtedness of the Company, as defined therein or in the instrument under which the same is outstanding, permitting the holder or holders thereof to accelerate the maturity thereof (with notice or lapse of time, or both), and such default shall have continued beyond the period of grace, if any, in respect thereof, and, in the cases of subclauses (i) and (ii) of this clause (b), such default shall not have been cured or waived or shall not have ceased to exist, or (c) that the principal of and accrued interest on the Securities of any series shall have been declared due and payable pursuant to Section 801 and such declaration shall not have been rescinded and annulled as provided in Section 802, then:

                         (1)  the holders of all Senior Indebtedness
                    of the Company shall first be entitled to receive payment of the full amount due thereon, or provision shall be made for such payment in money or money's worth, before the Holders of any of the Securities are entitled to receive a payment on account of the principal of or interest on the indebtedness evidenced by the Securities, including, without limitation, any payments made pursuant to Articles Four and Five;

                         (2)  any payment by, or distribution of
                    assets of, the Company of any kind or character, whether in cash, property or securities, to which any Holder or the Trustee would be entitled except for the provisions of this Article, shall be paid or delivered by the person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of such Senior Indebtedness of the Company or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness of the Company may have been issued, ratably according to the aggregate amounts remaining unpaid on account of such Senior Indebtedness of the Company held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness of the Company remaining unpaid after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness of the Company, before any payment or distribution is made to the Holders of the indebtedness evidenced by the Securities or to the Trustee under this Indenture; and

                         (3)  in the event that, notwithstanding the
                    foregoing, any payment by, or distribution of assets of, the Company of any kind or character, whether in cash, property or securities, in respect of principal of or interest on the Securities or in connection with any repurchase by the Company of the Securities, shall be received by the Trustee or any Holder before all Senior Indebtedness of the Company is paid in full, or provision is made for such payment in money or money's worth, such payment or distribution in respect of principal of or interest on the Securities or in connection with any repurchase by the Company of the Securities shall be paid over to the holders of such Senior Indebtedness of the Company or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any such Senior Indebtedness of the Company may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness of the Company remaining unpaid until all such Senior Indebtedness of the Company shall have been paid in full, after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness of the Company.

                    Notwithstanding the foregoing, at any time after the 123rd day following the date of deposit of cash or Eligible Obligations pursuant to Section 701 (provided all conditions set out in such Section shall have been satisfied), the funds so deposited and any interest thereon will not be subject to any rights of holders of Senior Indebtedness of the Company including, without limitation, those arising under this Article Fifteen; provided that no event described in clauses (e) and (f) of Section 801 with respect to the Company has occurred during such 123-day period.

                    For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan or reorganization or readjustment which are subordinate in right of payment to all Senior Indebtedness of the Company which may at the time be outstanding to the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article Eleven hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 1502 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Eleven hereof. Nothing in Section 1501 or in this
          Section 1502 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 907.

          SECTION 1503.  DISPUTES WITH HOLDERS OF CERTAIN SENIOR
          INDEBTEDNESS OF THE COMPANY.

                    Any failure by the Company to make any payment on or perform any other obligation in respect of Senior Indebtedness of the Company, other than any indebtedness incurred by the Company or assumed or guaranteed, directly or indirectly, by the Company for money borrowed (or any deferral, renewal, extension or refunding thereof) or any other obligation as to which the provisions of this Section shall have been waived by the Company in the instrument or instruments by which the Company incurred, assumed, guaranteed or otherwise created such indebtedness or obligation, shall not be deemed a default under clause (b) of
          Section 1502 if (i) the Company shall be disputing its obligation to make such payment or perform such obligation and (ii) either
          (A) no final judgment relating to such dispute shall have been issued against the Company which is in full force and effect and is not subject to further review, including a judgment that has become final by reason of the expiration of the time within which a party may seek further appeal or review, or (B) in the event that a judgment that is subject to further review or appeal has been issued, the Company shall in good faith be prosecuting an appeal or other proceeding for review and a stay or execution shall have been obtained pending such appeal or review.

          SECTION 1504.  SUBROGATION.

                    Senior Indebtedness of the Company shall not be deemed to have been paid in full unless the holders thereof shall have received cash (or securities or other property satisfactory to such holders) in full payment of such Senior Indebtedness of the Company then outstanding. Upon the payment in full of all Senior Indebtedness of the Company, the rights of the Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness of the Company to receive any further payments or distributions of cash, property or securities of the Company applicable to the holders of the Senior Indebtedness of the Company until all amounts owing on the Securities shall be paid in full; and such payments or distributions of cash, property or securities received by the Holders of the Securities, by reason of such subrogation, which otherwise would be paid or distributed to the holders of such Senior Indebtedness of the Company shall, as between the Company, its creditors other than the holders of Senior Indebtedness of the Company, and the Holders, be deemed to be a payment by the Company to or on account of Senior Indebtedness of the Company, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of the Senior Indebtedness of the Company, on the other hand.

          SECTION 1505.  OBLIGATION OF THE COMPANY UNCONDITIONAL.

                    Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness of the Company and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of Senior Indebtedness of the Company, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness of the Company in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

                    Upon any payment or distribution of assets or securities of the Company referred to in this Article, the Trustee and the Holders shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending for the purpose of ascertaining the


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

          persons entitled to participate in such distribution, the holders of the Senior Indebtedness of the Company and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon, and all other facts pertinent thereto or to this Article.

          SECTION 1506. PRIORITY OF SENIOR INDEBTEDNESS OF THE COMPANY UPON MATURITY.

                    Upon the maturity of the principal of any Senior Indebtedness of the Company by lapse of time, acceleration or otherwise, all matured principal of Senior Indebtedness of the Company and interest and premium, if any, thereon shall first be paid in full before any payment of principal or premium, if any, or interest, if any, is made upon the Securities or before any Securities can be acquired by the Company or any sinking fund payment is made with respect to the Securities (except that required sinking fund payments may be reduced by Securities acquired before such maturity of such Senior Indebtedness of the Company).

          SECTION 1507.  TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS OF THE
          COMPANY.

                    The Trustee shall be entitled to all rights set forth in this Article with respect to any Senior Indebtedness of the Company at any time held by it, to the same extent as any other holder of Senior Indebtedness of the Company. Nothing in this Article shall deprive the Trustee of any of its rights as such holder.

          SECTION 1508.  NOTICE TO TRUSTEE TO EFFECTUATE SUBORDINATION.

                    Notwithstanding the provisions of this Article or any other provision of the Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee unless and until the Trustee shall have received written notice thereof from the Company, from a Holder or from a holder of any Senior Indebtedness of the Company or from any representative or representatives of such holder and, prior to the receipt of any such written notice, the Trustee shall be entitled, subject to
          Section 901, in all respects to assume that no such facts exist; provided, however, that, if prior to the fifth Business Day preceding the date upon which by the terms hereof any such moneys may become payable for any purpose, or in the event of the execution of an instrument pursuant to Section 702 acknowledging satisfaction and discharge of this Indenture, then if prior to the second Business Day preceding the date of such execution, the Trustee shall not have received with respect to such moneys the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee may, in its discretion, receive such moneys and/or apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary, which may be received by it on or after such date; provided, however, that no such application shall affect the obligations under this Article of the persons receiving such moneys from the Trustee.

          SECTION 1509.  MODIFICATION, EXTENSION, ETC.   OF SENIOR
          INDEBTEDNESS OF THE COMPANY.

                    The holders of Senior Indebtedness of the Company may, without affecting in any manner the subordination of the payment of the principal of and premium, if any, and interest, if any, on the Securities, at any time or from time to time and in their absolute discretion, agree with the Company to change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any Senior Indebtedness of the Company, or amend or supplement any instrument pursuant to which any Senior Indebtedness of the Company is issued, or exercise or refrain from exercising any other of their rights under the Senior


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

          Indebtedness of the Company including, without limitation, the waiver of default thereunder, all without notice to or assent from the Holders or the Trustee.

          SECTION 1510. TRUSTEE HAS NO FIDUCIARY DUTY TO HOLDERS OF SENIOR INDEBTEDNESS OF THE COMPANY.

                    With respect to the holders of Senior Indebtedness of the Company, the Trustee undertakes to perform or to observe only such of its covenants and objectives as are specifically set forth in this Indenture, and no implied covenants or obligations with respect to the holders of Senior Indebtedness of the Company shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Company, and shall not be liable to any such holders if it shall mistakenly pay over or deliver to the Holders or the Company or any other Person, money or assets to which any holders of Senior Indebtedness of the Company shall be entitled by virtue of this Article or otherwise.

          SECTION 1511.  PAYING AGENTS OTHER THAN THE TRUSTEE.

                    In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Sections 1507, 1508 and 1510 shall not apply to the Company if it acts as Paying Agent.

          SECTION 1512. RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS OF THE COMPANY NOT IMPAIRED.

                    No right of any present or future holder of Senior Indebtedness of the Company to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          SECTION 1513.  EFFECT OF SUBORDINATION PROVISIONS; TERMINATION.

                    Notwithstanding anything contained herein to the contrary, other than as provided in the immediately succeeding sentence, all the provisions of this Indenture shall be subject to the provisions of this Article, so far as the same may be applicable thereto.

                    Notwithstanding anything contained herein to the contrary, the provisions of this Article Fifteen shall be of no further effect, and the Securities shall no longer be subordinated in right of payment to the prior payment of Senior Indebtedness of the Company, if the Company shall have delivered to the Trustee a notice to such effect. Any such notice delivered by the Company shall not be deemed to be a supplemental indenture for purposes of Article Twelve.


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                                   ARTICLE SIXTEEN

           IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

          SECTION 1601.  LIABILITY SOLELY CORPORATE.

                    No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Securities, any Guarantees or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future of the Company or the Guarantor or of any predecessor or successor of either of them (either directly or through the Company or the Guarantor, as the case may be, or a predecessor or successor of either of them), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Securities and Guarantees are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, past, present or future, of the Company or of the Guarantor or of any predecessor or successor corporation, either directly or indirectly through the Company or the Guarantor or any predecessor or successor of either of them, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or Guarantees or to be implied herefrom or therefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Securities and the Guarantees.


                              -------------------------

                    This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                    IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        PP&L CAPITAL FUNDING, INC.



                                        By:
                                           -----------------------------
                                           Name:
          [SEAL]                           Title:

          ATTEST:


          ------------------------------

                                        PP&L RESOURCES, INC.


                                        By:
                                           -----------------------------
          [SEAL]                           Name:
                                           title:
          ATTEST:


          -------------------------------



                                        THE CHASE MANHATTAN BANK,
                                          as Trustee



                                        By:
                                           -----------------------------
                                           Name:
                                           Title:
          [SEAL]

          ATTEST


          -------------------------------




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